NEW ENGLAND STAR ADVISERS FUND
NEW ENGLAND STAR WORLDWIDE FUND

Supplement Dated November 15, 1999 to New England Stock and Star Funds Class Y Prospectus dated May 3, 1999

Star Advisers Fund

On October 29, 1999, shareholders of the New England Star Advisers Fund (the "Fund") approved a final Subadvisory Agreement (the "Final Subadvisory Agreement") relating to the Fund, between New England Funds Management, L.P. ("NEFM"), the Fund's adviser, and Kobrick Funds LLC ("Kobrick"). The Final Subadvisory Agreement replaces the Interim Agreement. Under the Interim Agreement, Kobrick succeeded Founders Asset Management, LLC ("Founders") as the subadviser of the segment of the Fund previously managed by Founders (the "Segment") and became responsible for day-to-day management of the Segment's investment operations under the oversight of NEFM. The Final Subadvisory Agreement was approved by the Board of Trustees of New England Funds Trust I on August 20, 1999.

The annual subadvisory fee rates payable to Kobrick under the Interim Agreement and the Final Subadvisory Agreement are identical to those previously paid to Founders to manage the Segment, which are 0.55% of the first $50 million of the Segment's average daily net assets, 0.50% of such assets between $50 million and $250 million and 0.475% of such assets in excess of $250 million.

In conjunction with Kobrick becoming a subadviser to the Fund, the Fund's Board of Trustees approved amendments to the Segment's investment strategies, which were effective at the close of business on August 20, 1999. Accordingly, the subsection entitled "Founders" within the section entitled "Star Advisers Fund - More on Investment Strategies" of the Prospectuses are revised as of such date by replacing such subsection with the text set forth below.

Kobrick
The segment of the Star Advisers Fund managed by Kobrick will, under normal conditions, invest substantially in equity securities of companies with small, medium and large capitalizations, including those Kobrick believes are undervalued special situations and emerging growth companies. This approach provides Kobrick with flexibility to emphasize in the Fund companies with different capitalizations as market conditions change. Kobrick considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Kobrick's bottom-up approach utilizes fundamental and qualitative analysis to select individual companies, not sectors, with the greatest potential for growth. In selecting investments for the Fund, Kobrick generally seeks companies in a wide variety of industries and considers a variety of factors, including any one or more of the following:

o the strength of a company's management team
o expected growth in earnings
o relative financial condition
o competitive position and business strategy
o entrepreneurial character
o new or innovative products, services or processes

In making investment decisions, Kobrick employs the following four-part investment approach:

o Screening: Kobrick analyzes thousands of companies in order to find a select group that has the potential to meet its buy disciplines described below. Many of the companies within this group are special situation companies which, because of unique circumstances, such as an ability to fill a particular niche, are attractive investments.

o Portfolio Construction: Kobrick applies buy disciplines which emphasize strong management, compelling valuations and high earnings growth. At the core of this approach is regular contact with a company's management team to assess its ability to execute the company's strategy. Kobrick considers potential risk in selecting securities to construct a diversified portfolio that limits volatility.

o Portfolio Supervision: Kobrick closely monitors each holding in the Fund's portfolio to determine whether it continues to possess the factors identified when the original investment was made. This process includes continuous review of absolute and relative valuations, evaluation of management's execution of the company's strategy and assessment of the company's prospects relative to the overall economic, political and financial environment.

o Portfolio Realignment: Kobrick will generally sell a position when its target price, which is continuously evaluated, is reached, when there is a change in a company's management or strategy, or when a company fails to execute its strategy.

In the section entitled "Meet the Fund's Investment Adviser and Subadvisers," the text entitled "Founders" under the heading "Subadvisers" is replaced with the following:

Kobrick, located at 101 Federal Street, Boston, Massachusetts 02110, serves as subadviser to the Star Advisers Fund. Kobrick is a subsidiary of Nvest Companies. Kobrick, the predecessor to which was formed in 1997, focuses primarily on managing growth-oriented equity funds, including three mutual funds.

In the section entitled "Meet the Funds' Portfolio Managers," the biographical information on Thomas M. Arrington and Scott A. Chapman under the heading "Star Advisers Fund" is replaced with the following:

Frederick R. Kobrick
Frederick R. Kobrick has managed the Kobrick segment of the Star Advisers Fund since August 23, 1999 and also manages Kobrick Capital Fund (since its inception on December 31, 1997) and Kobrick Emerging Growth Fund (from its inception on December 31, 1997 until February 1, 1999 and returned as manager on April 9,
1999). He has been in the investment business for more than 28 years. For the 12 year period immediately prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985. He received an M.B.A. from Harvard Business School and a B.A. from Boston University and is also a Chartered Financial Analyst.

Loomis Sayles
In a separate matter, the segment of the Star Advisers Fund managed by Loomis Sayles will change its market capitalization range from those companies constituting the Russell 2000 Index to those in the Russell 2500 Index. Accordingly, all references to the Russell 2000 in the subsection entitled "Loomis Sayles" within the section entitled "Star Advisers Fund - More on Investment Strategies" are changed to the Russell 2500.

Star Worldwide Fund

On August 20, 1999, the Board of Trustees of New England Funds Trust I (the "Trust") approved the termination of the Subadvisory Agreement relating to New England Star Worldwide Fund (the "Fund") between NEFM, the Fund's adviser, and Founders. Accordingly, the references to Founders and its portfolio managers are eliminated from the Prospectus. The Board of Trustees also approved reallocation of the assets of the segment previously managed by Founders. Effective August 23, 1999, the assets of the segment were reallocated among the four other segments of the Fund, with the result that the four segments, as of such date, represented the following percentages of the Fund's assets: Harris Associates - U.S. Segment (25%); Harris Associates - International Segment (25%); Janus Capital Corporation Segment (29%); and Montgomery Asset Management Segment (21%). It is expected that the Fund's future cash flow will be allocated equally among the four segments. The percentage of the Fund's assets held in each segment will vary from time to time, based on the relative investment performance of each segment.

           [logo](R)
     NEW ENGLAND FUNDS(R)
  Where The Best Minds Meet(R)
--------------------------------------------------------------------------------

      New England
Star Funds


[Graphic Omitted]

                                     ----------------------------------
                                     SMALL-CAP EQUITY
                                       New England Star Small Cap Fund

                                     ALL-CAP EQUITY
                                       New Englnad Star Advisers Fund
                                       New England Star Worldwide Fund
                                     ----------------------------------

                                     PROSPECTUS
                                     May 3, 1999
                                     (as revised November 15, 1999)

                                                       WHAT'S INSIDE

                                     [Graphic Omitted] GOALS, STRATEGIES & RISKS
                                                       PAGE 1

                                     [Graphic Omitted] FUND FEES & EXPENSES
                                                       PAGE 13

                                     [Graphic Omitted] MANAGEMENT TEAM
                                                       PAGE 15

                                     [Graphic Omitted] FUND SERVICES
                                                       PAGE 19

                                     [Graphic Omitted] FUND PERFORMANCE
                                                       PAGE 31

The Securities and Exchange Commission has not approved the Fund's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Fund or any of its services and for assistance in opening an account, contact your financial representative or call New England Funds.

New England Funds
399 Boylston Street, Boston, Massachusetts 02116
800-225-5478

Table of Contents

--------------------------------------------------------------------------------
GOALS, STRATEGIES & RISKS
--------------------------------------------------------------------------------
New England Star Small Cap Fund ...........................................   1
New England Star Advisers Fund ............................................   5
New England Star Worldwide Fund ...........................................   9

--------------------------------------------------------------------------------
FUND FEES & EXPENSES
--------------------------------------------------------------------------------
Fund Fees & Expenses ......................................................  13

--------------------------------------------------------------------------------
MORE ABOUT RISK
--------------------------------------------------------------------------------
More About Risk ...........................................................  14

--------------------------------------------------------------------------------
MANAGEMENT TEAM
--------------------------------------------------------------------------------
Meet the Fund's Investment Adviser and Subadviser .........................  15
Meet the Fund's Portfolio Managers ..................... ..................  16

--------------------------------------------------------------------------------
FUND SERVICES
--------------------------------------------------------------------------------
Investing in the Fund .....................................................  19
How Sales Charges are Calculated ..........................................  20
Ways to Reduce or Eliminate Sales Charges .................................  21
It's Easy to Open an Account ..............................................  22
Buying Shares .............................................................  23
Selling Shares ............................................................  24
Selling Shares in Writing .................................................  25
Exchanging Shares .........................................................  26
Restrictions on Buying, Selling and Exchanging Shares .....................  26
How Fund Shares Are Priced ................................................  27
Dividends and Distributions ...............................................  28
Tax Consequences ..........................................................  28
Compensation to Securities Dealers ........................................  29
Additional Investor Services ..............................................  30

--------------------------------------------------------------------------------
FUND PERFORMANCE
--------------------------------------------------------------------------------
New England Star Small Cap Fund ...........................................  31
New England Star Advisers Fund ............................................  32
New England Star Worldwide Fund ...........................................  33
Glossary of Terms .........................................................  34

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

Fund shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

                    Goals, Strategies & Risks
                    -------------------------         -----------------------
[graphic omitted]   NEW ENGLAND STAR SMALL CAP FUND         FUND FOCUS
                                                      -----------------------
                                                      Stability Income Growth

                                             High                       XXX
                                                      -----------------------
                                           Medium
                                                      -----------------------
                                              Low      XXX       XXX
                                                      -----------------------

                                   TICKER SYMBOL:   CLASS A  CLASS B  CLASS C
                                                    -------------------------
                                                     NEFJX    NEJBX    NEJCX

ADVISER:     New England Funds Management, L.P. ("NEFM")
SUBADVISERS: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             RS Investment Management, L.P.
             ("RS Investment Management")
             Montgomery Asset Management, LLC ("Montgomery")

 CATEGORY:   Small-Cap Equity

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks capital appreciation.

The Fund's investment goal may be changed without shareholder approval.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to attain its goal by investing primarily in equity securities of small capitalization companies. The Fund's potential investment universe includes companies whose total market capitalization, at the time of purchase, falls within the range of the Russell 2000 Index. The Fund may, however, invest in companies with larger capitalizations.

NEFM allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:

o Invest up to 35% of its assets in fixed-income securities, including U.S. government bonds as well as lower quality debt securities.
o   Invest in convertible preferred stock and convertible  debt securities.
o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality fixed-income securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.
o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.
o   Invest in real estate investment trusts ("REITs").
o   Enter into options, futures and currency hedging transactions.

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Small Cap Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).


--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE STAR SMALL CAP FUND
--------------------------------------------------------------------------------

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies.
FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.
REITS: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

--------------------------------------------------------------------------------
EVALUATING THE FUND'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown below give an indication of the risks of investing in New England Star Small Cap Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The return for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                    TOTAL RETURN
1997                     27.0%
1998                      2.1%

/\  Highest Quarterly Return: Fourth Quarter 1998, up 25.9%
\/  Lowest  Quarterly Return: Third Quarter 1998, down 22.9%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Russell 2000 Index, a market value-weighted, unmanaged index of small company common stocks. The returns are also compared to the Lipper Small Cap Fund and Morningstar Small Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund, as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The Russell 2000 Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. Lipper Small Cap Fund and Morningstar Small Growth Average returns have been adjusted for these expenses but do not reflect any sales charges.



--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 1998)          PAST 1 YEAR  SINCE INCEPTION*
--------------------------------------------------------------------------------
   New England Star Small Cap Fund: Class A           -3.8%         10.5%
   New England Star Small Cap Fund: Class B           -3.7%         11.2%
   New England Star Small Cap Fund: Class C            0.3%         13.0%
        Russell 2000 Index                            -2.5%          9.2%
        Lipper Small Cap Fund Average                 -0.3%          9.6%
        Morningstar Small Growth Average               4.8%         10.8%
--------------------------------------------------------------------------------
*The inception date of the Fund's Class A, B and C shares is December 31, 1996.

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                  Goals, Strategies & Risks
                  -------------------------
[graphic omitted] STAR SMALL CAP FUND --
                  MORE ON INVESTMENT STRATEGIES
The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

--------------------------------
Harris Associates
--------------------------------

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore it uses this philosophy to identify companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           o Discounted share price compared to "true business value"
            o Positive free cash flow o Competitive return on equity
    o High level of insider ownership o Favorable earnings growth potential

In making investment decisions for its segment of the Fund, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are repeatedly adjusted to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for its segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

--------------------------------
LOOMIS SAYLES
--------------------------------

Under normal market conditions, Loomis Sayles will invest at least 65% of its segment's total assets in equity securities of companies with market capitalizations that, at the time of purchase, fall within the capitalization range of those companies constituting the Russell 2000 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels.

This segment of the Star Small Cap Fund focuses on rapidly growing companies which Loomis Sayles believes have the potential for strong revenue growth, rising profit margins and accelerating earnings growth. The stock selection process uses a bottom-up approach that Loomis Sayles believes emphasizes companies which possess the best growth prospects. Loomis Sayles uses this approach to identify companies with the following characteristics, although not all of the companies selected will have these attributes:

           o New and/or distinctive products, technologies or services

 o Expected growth of at least 20% per year driven by strong sales and improving profitability

 o Strong, experienced management with the vision and the capability to grow a large, profitable organization

In making investment decisions, Loomis Sayles generally employs the following methods:

o It begins with a universe of approximately 3,000 companies that generally fall within the market capitalization range of those companies constituting the Russell 2000 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles' analysts evaluate this universe through screening techniques to determine which companies appear to offer the best earnings growth prospects.

o Once Loomis Sayles determines that a company may have the potential for earnings growth and rising profitability, it considers that company's stock for purchase. This process includes analysis of the company's income statements and balance sheets, an assessment of the quality of its management team as well as the company's competitive position.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio of small cap growth securities. The portfolio's holdings are generally equally weighted, although under certain circumstances such as low liquidity or lack of near term earnings prospects, positions will be reduced. Under normal market conditions, the portfolio remains fully invested with less than 5% of its assets held as cash.

o Investments are continuously monitored by the Loomis Sayles small cap growth team. Any erosion in the fundamental characteristics of portfolio holdings may result in the sale of that security. Additionally, securities are sold when they are no longer deemed to be small cap -- typically when the market capitalization of the company exceeds $2 billion. Finally, stocks may be sold if a better opportunity is identified by the portfolio managers.

--------------------------------
RS INVESTMENT MANAGEMENT
--------------------------------

RS Investment Management pursues the Fund's objective by selecting securities for its segment based on a flexible, research driven, bottom-up approach to value recognition and trend analysis. Stock selection focuses on growth that is expected to drive earnings and valuations higher over the one to three year time horizon. The catalysts that spur growth in these small companies may consist of:

                 o A new product launch o A new management team

        o Expansion into new markets o Realization of undervalued assets

In making investment decisions, RS Investment Management generally employs the following methods:

o RS Investment Management begins with a broad universe of companies which it believes possess the prospect for superior long-term growth.

o It identifies this initial universe of potential investments by conducting proprietary, fundamental research, focusing on a company's level of available cash, its existing cash flow rate, its price-to-earnings ratio and the company's expected return on capital.

o Next, RS Investment Management evaluates the company's management teams to identify how they allocate the company's capital as well as to discern the sources, and management's intended use, of cash.

o RS Investment Management will then consider the current stock price relative to its future price projections. Only after this thorough analysis has been made will RS Investment Management make a decision to buy a particular stock.

o RS Investment Management considers selling or initiating the sell process when:

      -  A stock has reached the price objective set by RS Investment
         Management.

      - A stock declines 15% from the original purchase price. If this occurs, RS Investment Management will generally sell a portion of the position and reevaluate the company to ensure that a growth catalyst remains.

      - Negative fundamental changes occur relating to management, product definition or economic environment.

      -  More attractive opportunities are identified.

--------------------------------
MONTGOMERY
--------------------------------

Montgomery seeks capital appreciation by investing in growth-oriented U.S. small capitalization companies whose stock price appears to be undervalued relative to their growth potential. Potential investments are rigorously analyzed and subjected to the following three steps of its investment process:

 o Quantitative screen identifying growth-oriented companies with improving business fundamentals

 o Fundamental analysis to determine the long-term sustainability of the company's growth characteristics

     o Valuation to ensure that the company's growth prospects have not yet been discovered by the market

In making investment decisions, Montgomery generally employs the following methods:

o Montgomery uses a quantitative screen to identify growth oriented companies. This screening process provides the means for narrowing a very large universe of companies to a smaller universe of companies which display the characteristics that Montgomery desires. Montgomery begins with a database of over 2,000 companies which is continuously updated with the most current financial information on such companies. After identifying those companies with the market capitalizations desired (generally less than $1.5 billion), Montgomery's proprietary interface allows it to quickly visualize changes in revenue and earnings growth and generate a research pipeline of companies that appear to have improving business fundamentals.

o Once those companies displaying desirable quantitative characteristics are identified, Montgomery performs fundamental analysis to validate the nature and sustainability of the observed trends in revenues and earnings.

o Montgomery uses several valuation measures for those companies that pass both the quantitative screen and the qualitative analysis. Montgomery compares each company's price-to- earnings ratio to its earnings-per-share growth rate. It invests in companies selling at substantial discounts to their earnings growth rates and sells its investments in companies trading at a premium to their earnings growth rates. Montgomery also compares each company's price-to-earnings, price-to-sales and price-to-cash flow ratios to its industry group. Each investment selected by Montgomery must be inexpensive versus its internal growth rate on an absolute basis and relative to its peer group.

o Investments are continuously monitored by analysts and portfolio managers. The analysts along with portfolio managers will evaluate the companies to determine whether they continue to possess the fundamental characteristics for growth which made them a candidate for purchase originally.

o Montgomery will sell a stock when its return objective has been achieved and the stock is no longer attractive on a valuation basis. Earnings disappointments, fundamental outlook deterioration and more appealing investment opportunities also trigger sell decisions.

                    Goals, Strategies & Risks
                    -------------------------         -----------------------
[graphic omitted]   NEW ENGLAND STAR ADVISERS FUND          FUND FOCUS
                                                      -----------------------
                                                      Stability Income Growth

                                             High                       XXX
                                                      -----------------------
                                           Medium
                                                      -----------------------
                                              Low      XXX       XXX
                                                      -----------------------

                                   TICKER SYMBOL:   CLASS A  CLASS B  CLASS C
                                                    -------------------------
                                                     NEFSX    NESBX    NECCX

ADVISER:     New England Funds Management, L.P. ("NEFM")
SUBADVISERS: Harris Associates L.P. ("Harris Associates")
             Loomis, Sayles & Company, L.P. ("Loomis Sayles")
             Janus Capital Corporation ("Janus")
             Kobrick Funds LLC ("Kobrick")

CATEGORY:    All-Cap Equity

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.

--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

Under normal market conditions, the Fund will invest substantially all of its assets in equity securities. NEFM allocates capital invested in the Fund equally among the four subadvisers set forth above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy. Although the Fund primarily invests in equity securities, it may also:

o Hold securities of foreign issuers traded over the counter or on foreign exchanges, including securities in emerging markets.

o Invest in fixed-income securities, including U.S. government bonds and lower-quality corporate bonds.

o   Invest in real estate investment trusts ("REITs").

o Engage in active and frequent trading of securities. Frequent trading may produce higher transaction costs and higher levels of taxable capital gains, which may lower your return.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. These investments may prevent the Fund from achieving its goal.

o   Invest in convertible preferred stock and convertible debt securities.

o Enter into options, futures, swap contracts and currency hedging transactions.

For more detailed information on each subadviser's investment strategies, please refer to the section entitled "Star Advisers Fund -- More On Investment Strategies."


A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE STAR ADVISERS FUND
--------------------------------------------------------------------------------

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance or in the stock market as a whole. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger more established companies. With special situation companies, the primary risk is that they may not achieve their expected value because events do not materialize as anticipated.
FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a security's value as a result of changes in interest rates. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.
FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

--------------------------------------------------------------------------------
EVALUATING THE FUND'S PAST PERFORMANCE
--------------------------------------------------------------------------------

The bar chart and table shown below give an indication of the risks of investing in New England Star Advisers Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                    (TOTAL RETURN)
1995                     34.4%
1996                     19.0%
1997                     20.2%
1998                     19.3%

/\  -Highest Quarterly Return: Fourth Quarter 1998, up 20.5%
\/  -Lowest  Quarterly Return: Third Quarter 1998, down 13.2%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Standard & Poor's Composite Index of 500 Stocks ("S&P 500"), a market value-weighted, unmanaged index of common stock prices for 500 selected stocks. The returns are also compared to the Lipper Growth Fund and the Morningstar Midcap Growth Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect its expenses and the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The S&P 500 returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Growth Fund and Morningstar Midcap Growth Average returns have been adjusted for these expenses but do not reflect any sales charge.

AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 1998)         PAST 1 YEAR  SINCE INCEPTION*
--------------------------------------------------------------------------------
   New England Star Advisers Fund: Class A           12.4%          20.4%
   New England Star Advisers Fund: Class B           13.4%          20.8%
   New England Star Advisers Fund: Class C           17.5%          21.1%
        S&P 500                                      28.5%          27.8%
        Lipper Growth Fund Average                   22.9%          22.3%
        Morningstar Midcap Growth Average            18.0%          20.3%
--------------------------------------------------------------------------------
*-The inception date of the Fund's Class A, B and C shares is July 7, 1994.

For the actual past expenses of Class A, B, and C shares, see the section entitled "Fund Fees & Expenses.

                  Goals, Strategies & Risks
                  -------------------------
[graphic omitted] STAR ADVISERS FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is divided among four different subadvisers set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

----------------------------
HARRIS ASSOCIATES
----------------------------

The segment of the Star Advisers Fund managed by Harris Associates will invest primarily in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based upon its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           o Discounted share price compared to "true business value"
            o Positive free cash flow o Competitive return on equity
     o High level of insider ownership o Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up investment approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the Fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.

----------------------------
LOOMIS SAYLES
----------------------------

The segment of the Star Advisers Fund subadvised by Loomis Sayles will invest primarily in common stocks with a market capitalization, at the time of the investment, within the range of the market capitalization of those companies constituting the Russell 2500 Index. Loomis Sayles may also invest up to 35% of its segment's assets in companies with larger capitalization levels. Loomis Sayles seeks to achieve the objective of the Fund by emphasizing both undervalued securities and securities with significant growth potential. This segment of the Fund is value-oriented with emphasis on security selection rather than sector rotation and market timing. The securities selected by Loomis Sayles for the segment typically have the following characteristics relative to those companies constituting the Russell 2500 Index:

          o Above average growth rates o Higher than average cash flows
              o Low price-to-earnings ratio o Strong balance sheets

Loomis Sayles will build a core portfolio of companies which in its opinion possess the attributes set forth above. It will also invest a smaller portion of the segment's assets in companies which it believes are undergoing a "special situation" or turnaround. These types of companies may have experienced significant business problems but, in the opinion of Loomis Sayles, have favorable prospects for recovery.

In making investment decisions, Loomis Sayles generally employs the following methods:

o It begins with a universe of approximately 3,000 companies, identified through the intensive research of Loomis Sayles analysts. This research consists of broad, in-depth coverage, including regular contact with company management, near- and long-term projections of company fundamentals and evaluations of potential earnings growth. The market capitalization of these companies will generally be within the range of the Russell 2500 Index.

o Next, the portfolio managers with the assistance and guidance of the Loomis Sayles analysts put the companies through several screens to determine which companies provide the best earnings growth potential while at the same time appear to be the most undervalued by the market relative to the Russell 2500 Index.

o Out of the remaining candidates, Loomis Sayles builds a diversified portfolio across many economic sectors so that the portfolio is protected against the inherent volatility of small capitalization companies.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies as to whether they continue to possess the same fundamental characteristics for growth which made them candidates for investment originally.

o Loomis Sayles will sell a position when earnings growth falls below the market average, when the fundamental outlook is deteriorating or when other more favorable opportunities arise.


----------------------------
JANUS
----------------------------

The segment of the Star Advisers Fund managed by Janus will invest substantially all of its assets in common stocks of companies in the U.S. and foreign (including emerging) markets. Janus takes a bottom-up approach in managing its segment of the Fund which means that it seeks to identify individual companies with good earnings growth potential that may not be recognized by the market at large. Although themes may emerge, securities are generally selected without regard to any defined industry sector or other similarly defined selection procedure. Realization of income is not a significant investment consideration for this segment of the Fund. Generally, Janus seeks companies which, in Janus's opinion, possess the following attributes:

             o Strong competitive position in a particular industry
                o Secure current and expected financial position
                      o Proven and capable management teams
      o Attractive valuations relative to growth prospects and peer group
             o High return on equity o Special situation or catalyst

In making investment decisions, Janus employs the following methods:

o Janus's analysis and selection process focuses on stocks that, in its opinion, possess earnings growth potential that may not be recognized in by the market.

o Janus does not focus on particular market capitalization. The companies it selects to include in its segment may be of any size, including large, well-established companies as well as medium and smaller emerging growth companies.

o During its selection process, Janus may also look for "special situation" companies. A special situation may include significant changes in a company's allocation of existing capital, a restructuring of assets or a redirection of free cash flows. Special situations may also exist where there is a change in a company's management or business strategy.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for purchase originally.

o Janus will generally sell a position when earnings growth falls below the market average, the fundamental outlook is deteriorating or when other more appealing investment opportunities arise.

----------------------------
KOBRICK
----------------------------

The segment of the Star Advisers Fund managed by Kobrick will, under normal conditions, invest substantially in equity securities of companies with small, medium and large capitalizations, including those Kobrick believes are undervalued special situations and emerging growth companies. This approach provides Kobrick with flexibility to emphasize in the Fund companies with different capitalizations as market conditions change. Kobrick considers emerging growth companies to be those companies which are less mature and have the potential to grow substantially faster than the economy. Kobrick's bottom-up approach utilizes fundamental and qualitative analysis to select individual companies, not sectors, with the greatest potential for growth. In selecting investments for the Fund, Kobrick generally seeks companies in a wide variety of industries and considers a variety of factors, including any one or more of the following:

   o The strength of a company's management team o Expected growth in earnings
   o Relative financial condition o Competitive position and business strategy
 o Entrepreneurial character o New or innovative products, services or processes

In making investment decisions, Kobrick employs the following four-part investment approach:

o SCREENING: Kobrick analyzes thousands of companies in order to find a select group that has the potential to meet its buy disciplines described below. Many of the companies within this group are special situation companies which, because of unique circumstances, such as an ability to fill a particular niche, are attractive investments.

o PORTFOLIO CONSTRUCTION: Kobrick applies buy disciplines which emphasize strong management, compelling valuations and high earnings growth. At the core of this approach is regular contact with a company's management team to assess its ability to execute the company's strategy. Kobrick considers potential risk in selecting securities to construct a diversified portfolio that limits volatility.

o PORTFOLIO SUPERVISION: Kobrick closely monitors each holding in the Fund's portfolio to determine whether it continues to possess the factors identified when the original investment was made. This process includes continuous review of absolute and relative valuations, evaluation of management's execution of the company's strategy and assessment of the company's prospects relative to the overall economic, political and financial environment.

o PORTFOLIO REALIGNMENT: Kobrick will generally sell a position when its target price, which is continuously evaluated, is reached, when there is a change in a company's management or strategy, or when a company fails to execute its strategy.

                    Goals, Strategies & Risks
                    -------------------------         -----------------------
[graphic omitted]   NEW ENGLAND STAR WORLDWIDE FUND         FUND FOCUS
                                                      -----------------------
                                                      Stability Income Growth

                                             High                       XXX
                                                      -----------------------
                                           Medium
                                                      -----------------------
                                              Low      XXX       XXX
                                                      -----------------------

                                   TICKER SYMBOL:   CLASS A  CLASS B  CLASS C
                                                    -------------------------
                                                     NEFDX    NEDBX    NEDCX

ADVISER:     New England Funds Management, L.P. ("NEFM")
SUBADVISERS: Harris Associates L.P. ("Harris Associates")
             Janus Capital Corporation ("Janus")
             Montgomery Asset Management LLC ("Montgomery")

CATEGORY:    All-Cap Equity

--------------------------------------------------------------------------------
INVESTMENT GOAL
--------------------------------------------------------------------------------

The Fund seeks long-term growth of capital.

The Fund's investment goal may be changed without shareholder approval.


--------------------------------------------------------------------------------
INVESTMENT STRATEGIES
--------------------------------------------------------------------------------

The Fund seeks to attain its goal by investing substantially all of its assets in equity securities. The Fund is a global mutual fund, which means that it will seek to invest in equity securities traded on foreign stock markets as well as the markets of the United States. Foreign markets represent two-thirds of the value of all stocks traded in the world and offer opportunities for investment in addition to those found in the United States. Foreign markets may be located in large, developed countries such as Great Britain or in smaller, developing markets like Singapore.

NEFM allocates capital invested in the Fund equally among its four segments which are managed by the three subadvisers listed above. Each subadviser manages its segment of the Fund's assets in accordance with its own investment style and strategy.

Aside from investing primarily in equity securities of foreign and domestic companies, the Fund may:

o Enter into options, futures, swap contracts and currency hedging transactions.

o Invest up to 35% of its assets in fixed-income securities, including government bonds and lower-quality debt securities.

o   Invest in convertible preferred stock and convertible debt securities.

o Purchase U.S. government securities, certificates of deposit, commercial paper, and/or high quality debt securities or hold cash for temporary defensive purposes in response to adverse market, economic or political conditions. Such positions may prevent the Fund from achieving its goal.

o   Invest in real estate investment trusts ("REITs").

For more detailed information on each subadviser's investment strategies please refer to the section entitled "Star Worldwide Fund -- More On Investment Strategies."

A "snapshot" of the Fund's investments may be found in the current annual or semiannual report (see back cover).

--------------------------------------------------------------------------------
PRINCIPAL INVESTMENT RISKS OF THE FUND
--------------------------------------------------------------------------------

EQUITY SECURITIES: Subject to market risks. This means that you may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Small capitalization companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies.

FOREIGN SECURITIES: May be affected by foreign currency fluctuations, higher volatility than U.S securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. These investments may also be affected by the conversion of the currency of several European countries to the "euro" currency. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.

FIXED-INCOME SECURITIES: Subject to credit risk, interest rate risk and liquidity risk. Credit risk relates to the ability of an issuer to make payments of principal and interest when due and includes the risk of default. Interest rate risk relates to changes in a securities value as a result of changes in interest rate. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. Lower-quality fixed-income securities may be subject to these risks to a greater extent than other fixed-income securities.

REITs: Subject to changes in underlying real estate values, rising interest rates, limited diversification of holdings, higher costs and prepayment risk associated with related mortgages.

To learn more about the possible risks of investing in the Fund, please refer to the section entitled "More About Risk." This section details the risks of practices in which the Fund may engage. Please read this section carefully before you invest.

 EVALUATING THE FUND'S PAST PERFORMANCE

The bar chart and table shown below give an indication of the risks of investing in New England Star Worldwide Fund. The Fund's past performance does not necessarily indicate how it will perform in the future.

The bar chart shows the Fund's total returns for Class A shares for each calendar year since its first full year of operations. The returns for the other classes of shares offered by this Prospectus differ from the Class A returns shown in the bar chart, depending upon the respective expenses of each class. The chart does not reflect any sales charge that you may be required to pay when you buy or redeem the Fund's shares. A sales charge will reduce your return.

                         (TOTAL RETURN)

1996                          16.7%
1997                          12.7%
1998                           4.0%

/\  Highest Quarterly Return: Fourth Quarter 1998, up 17.0%
\/  Lowest Quarterly Return: Third Quarter 1998, down 16.9%

The table below shows the Fund's average annual total returns for the one-year and since-inception periods compared to those of the Morgan Stanley Capital International World Index ("MSCI World Index"), an unmanaged index of stocks throughout the world. The returns are also compared to the Lipper Global Fund and Morningstar World Stock Averages, each an average of the total returns of all mutual funds with an investment style similar to that of the Fund as calculated by Lipper, Inc. and Morningstar, Inc. You may not invest directly in an index. The Fund's total returns reflect the maximum sales charge that you may pay when you buy or redeem the Fund's shares. The MSCI World Index returns have not been adjusted for ongoing management, distribution and operating expenses and sales charges applicable to mutual fund investments. The Lipper Global Fund Average and Morningstar Worldstock Average returns have been adjusted for these fees but do not reflect sales charges.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED DECEMBER 31, 1998)         PAST 1 YEAR  SINCE INCEPTION*
--------------------------------------------------------------------------------
   New England Star Worldwide Fund: Class A          -2.0%           8.8%
   New England Star Worldwide Fund: Class B          -1.7%           9.3%
   New England Star Worldwide Fund: Class C           2.3%          10.2%
        MSCI World Index                             24.8%          18.2%
        Lipper Global Fund Average                   14.5%          14.7%
        Morningstar World Stock Average              11.6%          12.8%
--------------------------------------------------------------------------------
*-The inception date of the Fund's Class A, B and C shares is December 29, 1995.

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses."

                  Goals, Strategies & Risks
                  --------------------------
[graphic omitted] STAR WORLDWIDE FUND --
                  MORE ON INVESTMENT STRATEGIES

The Fund's portfolio is organized in four segments - a U.S. segment subadvised by Harris Associates and three international segments with three different subadvisers, as set forth below. These subadvisers pursue the Fund's overall goal by employing the strategies and techniques described below.

------------------------------------------
HARRIS ASSOCIATES -- U.S. SEGMENT
------------------------------------------

The U.S. segment of the Fund is subadvised by Harris Associates and will primarily invest in common stock of large capitalization companies which Harris Associates believes are trading at a substantial discount to the company's "true business value."

Harris Associates uses a value-oriented investment philosophy to arrive at its opinion of a company's "true business value." This philosophy is based on its belief that over time a stock's market price and value will converge. Harris Associates believes that this philosophy provides the best opportunity to achieve long-term capital growth and therefore uses this philosophy to locate companies with the following characteristics, although not all of the companies selected by Harris Associates will have these attributes:

           o Discounted share price compared to "true business value"
            o Positive free cash flow o Competitive return on equity
     o High level of insider ownership o Favorable earnings growth potential

In making investment decisions, Harris Associates generally employs the following methods:

o Harris Associates uses a fundamental bottom-up approach. This means that Harris focuses on individual companies rather than macroeconomic factors or specific industries. Each company is analyzed on a case-by-case basis to select those which meet Harris' standards of quality and value.

o Harris Associates analysts typically look for companies that generate free cash flow, review a company's market value compared to other companies, visit companies and talk to various industry sources.

o Once Harris Associates determines that a stock sells at a significant discount to its potential value, it will consider that stock for purchase by analyzing the quality and motivation of the company's management as well as the company's market position within its industry.

o Investments are continuously monitored by both analysts and a pricing committee that sets specific "buy" and "sell" targets for each company. These targets are adjusted periodically to reflect changes in a company's fundamentals. Harris Associates will generally buy a stock for this segment of the fund when it sells for a price below 60% of its estimated worth, and will generally sell a stock when it approaches 90% of its estimated worth.


------------------------------------------
HARRIS ASSOCIATES -- INTERNATIONAL SEGMENT
------------------------------------------

In managing its international segment of the Fund, Harris Associates generally employs the same screening techniques that it uses for its U.S. segment; however, due to the inherent risks associated with investing in foreign securities, Harris Associates further evaluates:

  o The relative political and economic stability of the issuer's home country
  o The ownership structure of the company o The company's accounting practices

This segment of the Fund may invest in securities traded in both developed and emerging markets. There are no limits to this segment's geographic asset distribution, but to provide adequate diversification, this segment of the Fund will generally be invested in at least five countries outside the United States.

------------------------------------------
JANUS
------------------------------------------

The international segment of the Fund managed by Janus will invest substantially all of its assets in common stocks of companies in the U.S. and foreign (including emerging) markets. Janus takes a bottom-up approach in managing its segment of the Fund. Though certain trends may emerge, it seeks to identify individual companies with good earnings growth potential that may not be recognized by the market at large. Securities are generally selected without regard to any defined industry sector or other similarly defined selection parameters. Realization of income is not a significant investment consideration for this segment of the Fund. Generally, Janus seeks companies which, in Janus's opinion, possess the following attributes:

             o Strong competitive position in a particular industry
                o Secure current and expected financial position
                      o Proven and capable management teams
       o Attractive valuations relative to growth prospects and peer group
           o High return on equity     o Special situation or catalyst

In making investment decisions, Janus employs the following methods:

o Janus identifies those companies that in its opinion have the potential to maintain above-average earnings growth over the near and long term. These companies may be of any size including small, emerging growth companies as well as larger, more established companies.

o After these companies are identified, Janus's broad in-depth research process focuses on each company's near- and long-term projections on its fundamentals as well as evaluations of current and potential earnings growth.

o During the research process, Janus may also look for "special situation" companies. A special situation may include significant changes in a company's allocation of its existing capital, a restructuring of its assets, or a redirection of its free cash flows. Special situations may also exist where there is a change in management or business strategy.

o Investments are continuously monitored by analysts and portfolio managers. The analysts and portfolio managers will evaluate the companies to determine whether they continue to possess the same fundamental characteristics for growth which made them candidates for purchase in the first place.

o Janus will generally sell a position when earnings growth falls below the market average, the fundamental outlook is deteriorating or other more appealing investment opportunities arise.


------------------------------------------
MONTGOMERY
------------------------------------------

Montgomery will invest at least 65% of its segment's assets in equity securities of companies of any size located throughout the world. This global equities investment strategy employs a bottom-up selection process complemented by proprietary sector and country research. Montgomery's process is distinguished by extensive use of primary (original) research as opposed to secondary (broker) research and global sector specialization. The end result is a global equity portfolio diversified across industries and countries, designed to deliver consistent returns versus a designated benchmark.

In making investment decisions, Montgomery employs the following methods:

o Primary (original) research is the foundation of Montgomery's investment process and should be distinguished from secondary (broker) research. Its team of global equity analysts' primary responsibilities are allocated on a global sector basis. Sector analysis is bottom-up in nature and supports Montgomery's specific security research. Analysts' secondary responsibilities are allocated on a country basis. Country research is a valuable complement to its bottom-up sector and specific security work, and is focused on macroeconomic and sociopolitical forces that impact markets, sectors and companies that they follow. Roughly 85% of the analysts' time is spent on specific security and sector research, 15% on country research.

o Montgomery's investment process begins with its original ideas. New ideas are generated from both primary research and strategic universe screening with the assistance of Montgomery's advanced information technology. Montgomery's goal is to identify companies that are attractive on the basis of valuation, near-term earnings/business momentum, and long-term projected earnings growth.

o A formal process to evaluate the new ideas generated from sector-level analysis and strategic universe screening results in a short list of potential investments warranting further research. All potential investments are subjected to rigorous fundamental analysis before a recommendation to buy is made.

o At Montgomery, security selection is a result of a peer review process conducted by sector/country specialists and senior portfolio management. The peer review process encourages thorough research, accountability and articulation of analysis. Value is added through earnings estimates that are different from the analysts' consensus and analysts' insight to companies' ratings within their peer groups.

o Investments are monitored continuously and are compared against Montgomery's price objective and their respective peer groups, to identify potential deterioration in any of the fundamental reasons for purchase.

o Specific factors that bring about a decision to sell in Montgomery's process include but are not limited to: premium valuation, negative business momentum, lack of management credibility, and accessibility and competitive force-out.

[graphic omitted]  FUND FEES & EXPENSES

The following tables describe the fees and expenses that you may pay if you buy and hold shares of each Fund.

------------------------------------------
Shareholder Fees
------------------------------------------

(fees paid directly from your investment)
--------------------------------------------------------------------------------
                                                             ALL FUNDS
--------------------------------------------------------------------------------
                                                     CLASS A  CLASS B  CLASS C
--------------------------------------------------------------------------------

   Maximum sales charge (load) imposed on purchases
        (as a percentage of offering price)(1)(2)     5.75%    None     None

   Maximum deferred sales charge (load)
        (as a percentage of original purchase price
        or redemption proceeds, as applicable)(2)      (3)     5.00%    1.00%

   Redemption fees                                    None*    None*    None*



(1) A reduced sales charge on Class A shares applies in some cases. See "Ways to Reduce or Eliminate Sales Charges" within the section entitled "Fund Services."
(2) Does not apply to reinvested distributions.
(3) A 1.00% contingent deferred sales charge applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See "How Sales Charges are Calculated" within the section entitled "Fund Services."
* Generally, a transaction fee will be charged to expedited payment of redemption proceeds such as by wire or overnight delivery.

------------------------------------------
ANNUAL FUND OPERATING EXPENSES
------------------------------------------

(expenses that are deducted from Fund assets, as a percentage of average daily net assets)

                                               STAR SMALL CAP FUND           STAR ADVISERS FUND      STAR WORLDWIDE FUND
                                            CLASS A CLASS B CLASS C     CLASS A CLASS B CLASS C    CLASS A   CLASS B  CLASS C
------------------------------------------------------------------------------------------------------------------------------
Management fees                             1.05%    1.05%   1.05%       1.05%    1.05%   1.05%      1.05%    1.05%    1.05%
------------------------------------------------------------------------------------------------------------------------------
Distribution and/or service (12b-1) fees    0.25     1.00*   1.00*       0.25     1.00*   1.00*      0.25     1.00*    1.00*
------------------------------------------------------------------------------------------------------------------------------
Other expenses                              0.77     0.77    0.77        0.32     0.32    0.32       0.79     0.79     0.79
------------------------------------------------------------------------------------------------------------------------------
Total annual fund operating expenses        2.07     2.82    2.82        1.62     2.37    2.37       2.09     2.84     2.84
------------------------------------------------------------------------------------------------------------------------------

* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by rules of the National Association of Securities Dealers, Inc.

------------------------------------------
EXAMPLE
------------------------------------------

This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

o You invest $10,000 in the Fund for the time periods indicated

o Your investment has a 5% return each year

o The Fund's operating expenses remain the same

Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

                      STAR SMALL CAP FUND                   STAR ADVISERS FUND                 STAR WORLDWIDE FUND
                CLASS A    CLASS B        CLASS C     CLASS A    CLASS B       CLASS C     CLASS A    CLASS B        CLASS C
                          (1)    (2)    (1)    (2)             (1)    (2)    (1)    (2)              (1)    (2)    (1)    (2)
------------------------------------------------------------------------------------------------------------------------------
  1 year        $  773  $  785 $  285 $  385 $  285   $  730 $  740 $  240 $  340 $  240   $  775  $  787 $  287 $  387 $  287
  3 years       $1,186  $1,174 $  874 $  874 $  874   $1,057 $1,039 $  739 $  739 $  739   $1,192  $1,180 $  880 $  880 $  880
  5 years       $1,625  $1,689 $1,489 $1,489 $1,489   $1,406 $1,465 $1,265 $1,265 $1,265   $1,634  $1,699 $1,499 $1,499 $1,499
  10 years*     $2,837  $2,969 $2,969 $3,147 $3,147   $2,386 $2,520 $2,520 $2,706 $2,706   $2,857  $2,988 $2,988 $3,166 $3,166

(1) Assumes redemption of end of period.
(2) Assumes no redemption at end of period.
* Class B shares automatically convert to Class A shares after 8 years; therefore, Class B amounts are calculated using Class A expenses in years 9 and 10.

MORE ABOUT RISK

The Funds have principal investment strategies that come with inherent risks. The following is a list of risks to which the Funds may be subject by investing in various types of securities or engaging in various practices.

MARKET RISK The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon change in a company's financial condition as well as overall market and economic conditions.

RISK OF SMALL CAPITALIZATION COMPANIES These companies carry special risks, including narrower markets, limited financial and management resources, less liquidity and greater volatility than large company stocks.

MANAGEMENT RISK The risk that a strategy used by a Fund's portfolio management may fail to produce the intended result.

CREDIT RISK The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation which will be affected by changes to the financial condition of a company as well as by changes to overall market and economic conditions.

CURRENCY RISK The risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment.

EMERGING MARKET RISK The risk associated with securities markets of smaller sizes or with short operating histories. Emerging markets involve risks in addition to and greater than those generally associated with investing in developed foreign markets. The extent of economic development, political stability, market depth, infrastructure and capitalization, and regulatory oversight in emerging market economies is generally less than in more developed markets.

RISKS OF OPTIONS, FUTURES AND SWAP CONTRACTS These transactions are subject to changes in the underlying securities on which such transactions are based. It is important to note that even a small investment in these types of derivative securities can have a significant impact on a Fund's exposure to the stock market values, interest rates or currency exchange rate. These types of transaction will be used primarily for hedging purposes.

LEVERAGE RISK The risk associated with securities or practices (e.g. borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that a Fund also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that a Fund uses a derivative security for purposes other than as a hedge, that Fund is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

INTEREST RATE RISK The risk of market losses attributable to changes in interest rates. With fixed-income securities, a rise in interest rates typically causes a fall in value.

INFORMATION RISK The risk that key information about a security is inaccurate or unavailable.

OPPORTUNITY RISK The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

LIQUIDITY RISK The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may be costly to a Fund. These types of risks may apply to restricted securities, Section 4(2) Commercial Paper, or Rule 144A Securities.

CORRELATION RISK The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

EXTENSION RISK The risk that an unexpected rise in interest rates will extend the life of the mortgage-backed security beyond the expected prepayment time, typically reducing the security's value.

VALUATION RISK The risk that a Fund has valued certain securities at a higher price than it can sell them for.

PREPAYMENT RISK The risk that unanticipated prepayments may occur, reducing the value of mortgage- or asset-backed securities, or real estate investment trusts.

POLITICAL RISK The risk of losses directly attributable to government or political actions.

YEAR 2000 PROBLEM Many computer systems today cannot distinguish between the year 1900 and the year 2000. New England Funds does not currently anticipate that computer problems related to the year 2000 will have a material effect on any Fund. However, there can be no assurances in this area, including the possibility that year 2000 computer problems could negatively affect communication systems, investment markets including investments by a Fund or the economy in general.

EURO CONVERSION Many European countries have adopted a single European currency, the "euro." The consequences of this conversion for foreign exchange rates, interest rates and the value of European securities are presently unclear. Such consequences may adversely affect the value and/or increase the volatility of securities held by a Fund.

                  Management Team
                  --------------------------
[Graphic omitted] MEET THE FUNDS' INVESTMENT ADVISER AND SUBADVISERS

The New England Funds family includes 25 mutual funds with a total of over $7.5 billion in assets under management as of September 30, 1999. The New England Funds are distributed through New England Funds, L.P. (the "Distributor"). This Prospectus covers New England Star Funds (the "Funds" or each a "Fund"), which along with New England Stock Funds, New England Bond Funds and New England State Tax-Free Funds constitute the "New England Funds." New England Cash Management Trust Money Market Series and New England Tax Exempt Money Market Trust constitute the "Money Market Funds."

------------------------------------------
NEW ENGLAND FUNDS MANAGEMENT, L.P.
------------------------------------------

NEFM, located at 399 Boylston Street, Boston, Massachusetts, 02116, serves as the adviser to each of the Funds. NEFM is a subsidiary of Nvest Companies, L.P. ("Nvest Companies"), which is part of an affiliated group including Nvest, L.P., a publicly-traded company listed on the New York Stock Exchange (the "Exchange"). Nvest Companies' 14 principal subsidiary or affiliated asset management firms, collectively, had $127 billion in assets under management as of September 30, 1999. NEFM oversees, evaluates and monitors the performance of each Fund and furnishes general business management and administration to each Fund. NEFM, however, does not determine what investments will be purchased by the Funds. The subadvisers listed below make the investment decisions for their respective segment or segments of the Funds.

The combined advisory and subadvisory fees paid by each Fund in 1998, as a percentage of each Fund's average daily net assets was 1.05%.

------------------------------------------
SUBADVISERS
------------------------------------------

HARRIS ASSOCIATES, located at Two North LaSalle Street, Chicago, Illinois 60602, serves as subadviser to segments of the Star Advisers, Star Worldwide and Star Small Cap Funds. Harris Associates, a subsidiary of Nvest Companies, manages over $17 billion in assets, and, together with its predecessor, has managed mutual funds since 1970. It also manages investments for other mutual funds as well as assets of individuals, trusts, retirement plans, endowments, foundations, and several private partnerships.

LOOMIS SAYLES, located at One Financial Center, Boston, Massachusetts, 02111, serves as subadviser to segments of the Star Advisers Fund and Star Small Cap Fund. Founded in 1926, Loomis Sayles is one of America's oldest and largest investment advisory firms with over $71 billion in assets under management. Loomis Sayles, a subsidiary of Nvest Companies, is well known for its professional research staff, which is one of the largest in the industry.

KOBRICK, located at 101 Federal Street, Boston, Massachusetts 02110, serves as subadviser to the Star Advisers Fund. Kobrick is a subsidiary of Nvest Companies. Kobrick, the predecessor to which was formed in 1997, focuses primarily on managing growth-oriented equity funds, including three mutual funds.

JANUS, located at 100 Fillmore Street, Denver, Colorado 80206, serves as a subadviser to segments of the Star Advisers and Star Worldwide Funds. Janus has managed mutual funds since 1970 and also advises individual, corporate, charitable and retirement accounts. Kansas City Southern Industries Inc., ("KCSI") a publicly traded holding company, owns approximately 83% of the outstanding voting stock of Janus. Thomas H. Baily, President and Chairman of the Board of Janus, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus's Board.

MONTGOMERY, located at 101 California Street, San Francisco, California 94111, serves as subadviser to the Star Small Cap Fund and Star Worldwide Fund. Montgomery was formed in 1990 and advises institutional separate accounts as well as a family of no-load mutual funds. Montgomery is a subsidiary of Commerzbank AG, a German commercial bank.

RS INVESTMENT MANAGEMENT, located at 555 California Street, San Francisco, California 94104, (formerly, Robertson, Stephens & Company Investment Management, L.P.) serves as subadviser to a segment of the Star Small Cap Fund. RS Investment Management was formed in 1993 and provides investment advisory services to both private and public investment funds. On February 26, 1999, Robertson Stephens Investment Management Co. LLC purchased Robertson Stephens Investment Management Co. Inc. and its subsidiary, RS Investment Management from BankAmerica Corporation. The Fund's Board of Trustees approved the continuation of the Fund's arrangement with RS Investment Management following consummation of the transaction.

                                               Management Team
                                               ---------------
                            MEET THE FUNDS' PORTFOLIO MANAGERS [graphic omitted]

------------------------------------------
STAR SMALL CAP FUND
------------------------------------------

CHRISTOPHER R. ELY
Mr. Ely has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception in December 1996. Mr. Ely, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Ely was Senior Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds a B.A. from Brown University and an M.B.A. from Babson College. He has 20 years of investment management experience.

PHILIP C. FINE
Dr. Fine has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. Dr. Fine, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Dr. Fine was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He received an A.B. and a Ph.D. from Harvard University. He has 11 years of investment management experience.

DAVID L. SMITH
Mr. Smith has co-managed the Loomis Sayles segment of the Star Small Cap Fund since its inception. Mr. Smith, Vice President of Loomis Sayles, joined the firm in 1996. He also co-manages the Loomis Sayles Small Cap Growth Fund. Prior to joining Loomis Sayles, Mr. Smith was a Vice President and Portfolio Manager at Keystone Investment Management Company, Inc. He holds an M.B.A. from Cornell University and a B.A. from the University of Massachusetts at Amherst. He has 13 years of investment management experience.

STEVEN J. REID
Mr. Reid has served as portfolio manager of the Harris Associates segment of the Star Small Cap Fund since its inception. Mr. Reid has also managed the Oakmark Small Cap Fund since its inception in November 1995. Mr. Reid, Vice President of Harris Associates, joined the firm in 1980. Mr. Reid is a Chartered Financial Analyst. He holds a B.A. from Roosevelt University. He has 12 years of investment experience.

KATHRYN PETERS
Ms. Peters has served as portfolio manager of Montgomery's segment of the Star Small Cap Fund since March 1999. Ms. Peters, Portfolio Manager and Principal of Montgomery, joined the firm in January 1995. She also manages the Montgomery U.S. Emerging Growth Fund. Prior to joining Montgomery she was an associate in the investment banking division of Donaldson, Lufkin & Jenrette. Ms. Peters holds a B.A. from Boston College and an M.B.A. from Harvard University. She has 12 years of investment management experience.


JOHN L. WALLACE
Mr. Wallace has served the RS Investment Management segment of the Star Small Cap Fund as portfolio manager from that Fund's inception until October 1997 and as co-portfolio manager thereafter. He also serves as portfolio manager to the RS Growth & Income Fund as well as the RS Diversified Growth Fund. Mr. Wallace, Vice President of RS Investment Management, joined the firm in 1995. Prior to joining RS Investment Management, Mr. Wallace managed over $4 billion in assets at Oppenheimer as portfolio manager of Main Street Income & Growth Fund and Total Return Fund. He holds a B.A. from the University of Idaho and an M.B.A. from Pace University. He has 18 years of investment experience.

JOHN H. SEABERN
Mr. Seabern has served as co-portfolio manager for the RS Investment Management segment of the Star Small Cap Fund since October 1997. Mr. Seabern, Vice President of RS Investment Management, joined the firm in 1993. He is also co-manager of the RS Diversified Growth Fund. Prior to joining RS Investment Management, he served as a performance analyst at Duncan-Hurst Capital Management. Mr. Seabern holds a B.S. degree in finance from the University of Colorado and has 8 years of investment management experience.

------------------------------------------
STAR ADVISERS FUND
------------------------------------------

ROBERT J. SANBORN
Mr. Sanborn has managed the Harris Associates segment of the Star Advisers Fund since June 1997 and Harris Associates domestic segment of the Star Worldwide Fund since its inception in December 1995. He also has managed the Oakmark Fund since its inception in August 1991. Mr. Sanborn, Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago, his B.A. from Dartmouth College, and has 15 years of investment experience.

FREDERICK R. KOBRICK
Frederick R. Kobrick has managed the Kobrick segment of the Star Advisers Fund since August 23, 1999. Mr. Kobrick also manages Kobrick Capital Fund (since its inception on December 31, 1997) and Kobrick Emerging Growth Fund (from its inception on December 31, 1997 until February 1, 1999 and returned as manager on April 9, 1999). He has been in the investment business for more than 28 years. For the 12 year period immediately prior to becoming President of the predecessor to Kobrick Funds LLC in 1997, he was an equity portfolio manager at State Street Research & Management Company, where he had served as Senior Vice President since 1989 and as a member of the firm's Equity Investment Committee since 1985. He received an M.B.A. from Harvard Business School and a B.A. from Boston University and is also a Chartered Financial Analyst.

MARY C. CHAMPAGNE
Mary C. Champagne has co-managed the Loomis Sayles segment of the Star Advisers Fund since July 1995. Ms. Champagne, Vice President of Loomis Sayles, joined the firm in 1993. She is also co-manager of the Loomis Sayles Small Cap Value Fund. She is a Chartered Financial Analyst and a member of the Detroit Financial Analyst Society. She graduated from Michigan State University where she also earned her M.B.A. She has 18 years of investment experience.

JEFFREY C. PETHERICK
Mr. Petherick has co-managed the Loomis Sayles segment of the Star Advisers Fund since its inception in July 1994. Mr. Petherick, Vice President of Loomis Sayles, joined the firm in 1990. He is also co-manager of the Loomis Sayles Small Cap Value Fund. He is a Chartered Financial Analyst and a Chartered Investment Counselor. Mr. Petherick graduated from Albion College and earned an M.B.A. from the University of Michigan. He has 14 years of investment management experience.

WARREN B. LAMMERT
Warren B. Lammert has served as portfolio manager for the Janus segment of the Star Advisers Fund since its inception. Mr. Lammert, Vice President of Janus, joined the firm in 1987. He is also a Chartered Financial Analyst and portfolio manager of Janus Mercury Fund. He holds his B.A. from Yale University and his M.S. from the London School of Economics and has 12 years of investment experience.

------------------------------------------
STAR WORLDWIDE FUND
------------------------------------------

ROBERT J. SANBORN
Mr. Sanborn has managed the Harris Associates U.S. segment of the Star Worldwide Fund since its inception in December 1995 and Harris Associates segment of the Star Advisers Fund since June 1997. He also has managed the Oakmark Fund since its inception in August 1991. Mr. Sanborn, a Vice President of Harris Associates, joined the firm in 1988. He is also a Chartered Financial Analyst. He received an M.B.A. from the University of Chicago and a B.A. from Dartmouth College, and has 15 years of investment experience.

DAVID G. HERRO
Mr. Herro has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Herro, Portfolio Manager at Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and holds an M.A. and a B.S. from the University of Wisconsin. He has 13 years of investment experience.

MICHAEL J. WELSH
Mr. Welsh has co-managed the Harris Associates international segment of the Star Worldwide Fund since the Fund's inception. He also co-manages the Oakmark International Fund. Mr. Welsh, Vice President of Harris Associates, joined the firm in 1992. He is a Chartered Financial Analyst and a Certified Public Accountant. He holds an M.M. from Northwestern University and a B.S. from the University of Kansas, and has 14 years of investment management experience.

HELEN YOUNG HAYES
Ms. Hayes has served as portfolio manager of the Janus segment of the Star Worldwide Fund since its inception. Ms. Hayes, Vice President of Janus, joined the firm in 1987 and is also a co-portfolio manager of Janus Worldwide Fund. She is also a Chartered Financial Analyst. She is a graduate from Yale University and has 12 years investment experience.

LAURENCE CHANG
Mr. Chang has assisted the portfolio manager, Helen Hayes, in the management of the Janus' segment of the Star Worldwide Fund since May 1997. He is also a co-portfolio manager of the Janus Worldwide Fund. He received an undergraduate degree from Dartmouth College and a Masters degree in Political Science from Stanford University in 1993. Mr. Chang is also a Chartered Financial Analyst. He has 6 years of investment experience.

OSCAR CASTRO
Mr. Castro has co-managed the Montgomery segment of the Star Worldwide Fund since August 1998. Mr. Castro, Senior Portfolio Manager of Montgomery, has been employed by the firm since 1993. He also co-manages the Montgomery Global Opportunities Fund. He is a graduate of Simon Bolivar University and holds an M.B.A. from Drexel University and has 16 years of investment experience.

JOHN BOICH
Mr. Boich has co-managed the Montgomery segment of the Star Worldwide Fund since August 1998. Mr. Boich, Senior Portfolio Manager of Montgomery, joined the firm in 1993. He also co-manages the Montgomery Global Opportunities Fund. He is a graduate of the University of Colorado and has 14 years of investment experience.

------------------------------------------
SUBADVISORY AGREEMENTS
------------------------------------------

Each Fund has received an exemptive order from the Securities and Exchange Commission (the "SEC"), which permits NEFM to enter into new subadvisory agreements with subadvisers that are not affiliated with NEFM if approved by the Fund's Board of Trustees, without shareholder approval. The exemption also permits NEFM to amend or continue existing subadvisory agreements when approved by the Fund's Board of Trustees. Shareholders will be notified of any Subadviser changes.

------------------------------------------
PORTFOLIO TRADES
------------------------------------------

In placing portfolio trades, a Fund's subadviser may use brokerage firms that market the Fund's shares or are affiliated with Nvest Companies, NEFM or any of the subadvisers. In placing such trades the subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such Fund trades are subject to applicable regulatory restrictions and related procedures adopted by the Fund's Board of Trustees.

                  Fund Services
                  -------------------------
[Graphic omitted] INVESTING IN THE FUNDS

------------------------------------------
CHOOSING A SHARE CLASS
------------------------------------------

Each Fund offers Class A, Class B and Class C shares to the public. Each class has different costs associated with buying, selling and holding Fund shares, which allow you to choose the class that best meets your needs. Which class you choose will depend upon the size of your investment and how long you intend to hold your shares. Class B shares, Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.

------------------------------------------
CLASS A SHARES
------------------------------------------

o You pay a sales charge when you buy Fund shares. There are several ways to reduce this charge. See the section entitled "Ways to Reduce or Eliminate Sales Charges."

o You pay lower annual expenses than Class B and Class C shares, giving you the potential for higher returns per share.

o You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within 1 year of purchase.

------------------------------------------
CLASS B SHARES
------------------------------------------

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o   You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 6 years of purchase, as described in the section "How Sales Charges are Calculated."

o Your Class B shares will automatically convert into Class A shares after 8 years, which reduces your annual expenses.

o We will not accept an order for $1 million or more of Class B shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

------------------------------------------
CLASS C SHARES
------------------------------------------

o You do not pay a sales charge when you buy Fund shares. All of your money goes to work for you right away.

o   You pay higher annual expenses than Class A shares.

o You will pay a charge on redemptions if you sell your shares within 1 year of purchase.

o Your Class C shares will not automatically convert into Class A shares. If you hold your shares for longer than 8 years, you'll pay higher expenses than other classes.

o We will not accept an order for $1 million or more of Class C shares. You may, however, purchase $1 million or more of Class A shares, which will have no sales charge as well as lower annual expenses. You may pay a charge on redemption if you redeem these shares within 1 year of purchase.

For actual past expenses of Class A, B and C shares, see the section entitled "Fund Fees & Expenses" in this prospectus.

------------------------------------------
CERTIFICATES
------------------------------------------

Certificates will not be automatically issued for any class of shares. Upon written request, you may receive certificates for Class A shares only.

                                                 Fund Services
                                                 -------------
                              HOW SALES CHARGES ARE CALCULATED [graphic omitted]

--------------------------------------------
CLASS A SHARES
--------------------------------------------

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase.

--------------------------------------------------------------------------------
                                          CLASS A SALES CHARGES
                                                ALL FUNDS
   YOUR INVESTMENT            AS A % OF OFFERING PRICE AS A % OF YOUR INVESTMENT
--------------------------------------------------------------------------------
   Less than    $50,000                 5.75%                   6.10%
   $50,000   - $99,999                  4.50%                   4.71%
   $100,000 - $249,999                  3.50%                   3.63%
   $250,000 - $499,999                  2.50%                   2.56%
   $500,000 - $999,999                  2.00%                   2.04%
   $1,000,000 or more*                    0%                     0%

* For purchases of Class A shares of the Funds of $1 million or more or purchases by the Retirement Plans (Plans under Sections 401(a) or 401(k) of the Internal Revenue Code with investments of $1 million or more or that have 100 or more eligible employees), there is no front-end sales charge, but a contingent deferred sales charge of 1.00% may apply to redemptions of your shares within one year of the purchase date. See "Ways to Reduce or Eliminate Sales Charges."

--------------------------------------------
CLASS B SHARES
--------------------------------------------

The offering price of Class B shares is their net asset value, without a front-end sales charge. However, there is a contingent deferred sales charge ("CDSC") on shares that you sell within 6 years of buying them. The amount of the CDSC, if any, declines each year that you own your shares. The holding period for purposes of timing the conversion to Class A shares and determining the CDSC will continue to run after an exchange into Class B shares of another New England Fund. The CDSC equals the following percentages of the dollar amounts subject to the charge:

-------------------------------------------------------------------------------
              CLASS B CONTINGENT DEFERRED SALES CHARGES
        YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
--------------------------------------------------------------------------------
               1st                           5.00%
               2nd                           4.00%
               3rd                           3.00%
               4th                           3.00%
               5th                           2.00%
               6th                           1.00%
               thereafter                     0%
--------------------------------------------------------------------------------

--------------------------------------------
CLASS C SHARES
--------------------------------------------

The offering price of Class C shares is their net asset value, without a front-end sales charge. However, Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another New England Fund.

--------------------------------------------------------------------------------
                    CLASS C CONTINGENT DEFERRED SALES CHARGES
                YEAR SINCE PURCHASE        CDSC ON SHARES BEING SOLD
--------------------------------------------------------------------------------
                      1st                            1.00%
                   thereafter                         0%

--------------------------------------------
HOW THE CDSC IS APPLIED TO YOUR SHARES
--------------------------------------------

The CDSC
is a sales charge you pay when you redeem certain Fund shares. The CDSC:

o   is calculated based on the number of shares you are selling;

o is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;

o is deducted from the proceeds of the redemption, not from the amount remaining in your account; and

o for year one applies to redemptions through the day one year after the date on which your purchase was accepted, and so on for subsequent years.

A CDSC WILL NOT BE CHARGED ON:

o   increases in net asset value above the purchase price; or
o shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.


--------------------------------------------
EXCHANGES INTO SHARES OF A MONEY MARKET FUND
--------------------------------------------

If you exchange shares of a Fund into shares of the Money Market Funds, the holding period for purposes of determining the CDSC and conversion into Class A shares stops until you exchange back into shares of another New England Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

                  Fund Services
                  -------------
[graphic omitted] WAYS TO REDUCE OR ELIMINATE SALES CHARGES

--------------------------------------------
CLASS A SHARES
--------------------------------------------

REDUCING SALES CHARGES

There are several ways you can lower your sales charge, including:

o LETTER OF INTENT -- allows you to purchase Class A shares of any New England Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $50,000 or more over 13 months. Purchases in Class B and Class C shares may be used toward meeting the letter of intent.

o COMBINING ACCOUNTS -- allows you to combine shares of multiple New England Funds and classes for purposes of calculating your sales charge. You may combine your purchases with those of qualified accounts of a spouse, parents, children, siblings, grandparents, grandchildren, in-laws, individual fiduciary accounts, sole proprietorships, single trust estates and any other group of individuals acceptable to the Distributor.

    These privileges do not apply to the Money Market Funds unless shares are purchased through an exchange from another New England Fund.

ELIMINATING SALES CHARGES AND CDSC

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:

o Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;

o   Selling brokers, sales representatives or other intermediaries;

o Fund trustees and other individuals who are affiliated with any New England Fund or the Money Market Fund (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);

o Participants in certain Retirement Plans with at least 100 members (one-year CDSC may apply);

o Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and

o Investments of $25,000 or more in the New England Funds or Money Market Funds by clients of an adviser or subadviser to any New England Fund or Money Market Fund.

REPURCHASING FUND SHARES

You may apply proceeds from redeeming Class A shares of any New England Fund WITHOUT PAYING A SALES CHARGE to repurchase Class A shares of the same or any other New England Fund. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify New England Funds or your financial representative at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: For federal income tax purposes, A REDEMPTION IS A SALE THAT INVOLVES TAX CONSEQUENCES, EVEN IF THE PROCEEDS ARE LATER REINVESTED. Please consult your tax adviser for how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

--------------------------------------------
CLASS A, B OR C SHARES
--------------------------------------------

ELIMINATING THE CDSC

As long as we are notified at the time you sell, the CDSC for any share class will generally be eliminated in the following cases:

o to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC);

o   to make payments through a systematic withdrawal plan; or

o   due to shareholder death or disability.

If you think you may be eligible for a sales charge elimination or reduction, contact your financial representative or New England Funds.

                                                 Fund Services
                                                 -------------
                                  IT'S EASY TO OPEN AN ACCOUNT [graphic omitted]

--------------------------------------------
TO OPEN AN ACCOUNT WITH NEW ENGLAND FUNDS:
--------------------------------------------

 1. Read this Prospectus carefully.

2. Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

-----------------------------------------------------------------------------------------------------------------------------
                                                                                 MINIMUM TO OPEN AN
                                                            MINIMUM TO             ACCOUNT USING             MINIMUM FOR
TYPE OF ACCOUNT                                           OPEN AN ACCOUNT        INVESTMENT BUILDER        EXISTING ACCOUNTS
-----------------------------------------------------------------------------------------------------------------------------
   Any account other than those
   listed below                                               $2,500                    $100                     $100

   Accounts registered under the Uniform
   Gifts to Minors Act or the Uniform                         $2,000                    $100                     $100
   Transfers to Minors Act

   Individual Retirement Accounts ("IRAs")                     $500                     $100                     $100

   Retirement plans with tax benefits such
   as corporate pension, profit sharing                        $250                     $100                     $100
   and Keogh plans

   Payroll Deduction Investment Programs
   for 401(k), SARSEP, SEP, SIMPLE, 403(b)(7)                  $25                       N/A                     $25
   and certain other retirement plans

3. Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or New England Funds at 800-225-5478. For more information on New England Funds' investment programs, refer to the section entitled "Additional Investor Services" in this Prospectus.

4.  Use the following sections as your guide for purchasing shares.

--------------------------------------------
SELF-SERVICING YOUR ACCOUNT
--------------------------------------------

Buying or selling shares is easy with the services described below:

---------------------------------------------------- ---------------------------
 NEW ENGLAND FUNDS PERSONAL ACCESS LINE(TM) ("PAL")   NEW ENGLAND FUNDS WEB SITE
---------------------------------------------------- ---------------------------
        800-225-5478, press 1                           www.mutualfunds.com

You have access to your account 24 hours a day by calling PAL from a touch-tone telephone or by visiting us online. By using these customer service options, you may:
      o purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
      o review your account balance, recent transactions, Fund prices and recent performance;
      o   order duplicate account statements; and
      o   obtain tax information.
Please see the following pages for other ways to buy, exchange or sell your shares.

                  Fund Services
                  -------------
[graphic omitted] BUYING SHARES

                OPENING AN ACCOUNT                    ADDING TO AN ACCOUNT
--------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT DEALER
--------------------------------------------------------------------------------

      o  Call your investment dealer              o  Call your investment dealer
         for information.                            for information.

--------------------------------------------------------------------------------
 By Mail
--------------------------------------------------------------------------------
[graphic   o  Make out a check in U.S.       o  Make out a check in U.S.
omitted]      dollars for the investment        dollars for the investment
              amount, payable to "New           amount, payable to "New
              England Funds." Third party       England Funds." Third party
              checks will generally not         checks will generally not
              be accepted.                      be accepted.

           o  Mail the check with your       o  Fill out the detachable
              completed application to          investment slip from an
              New England Funds, P.O. Box       account statement. If no
              8551, Boston, MA                  slip is available, include
              02266-8551.                       with the check a letter
                                                specifying the Fund name,
                                                your class of shares, your
                                                account number and the
                                                registered account name(s).
                                                To make investing even
                                                easier, you can order more
                                                investment slips by calling
                                                800-225-5478.

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

[graphic  o  The exchange must be for a      o  The exchange must be for a
omitted]     minimum of $1,000 or for           minimum of $1,000 or for
             all of your shares.                all of your shares.

          o  Obtain a current prospectus     o  Call your investment dealer
             for the Fund into which you        or New England Funds at
             are exchanging by calling          800-225-5478 to request an
             your investment dealer or          exchange.
             New England Funds at
             800-225-5478.                   o  See the section entitled
                                                "Exchanging Shares" for
          o  Call your investment dealer        more details.
             or New England Funds to
             request an exchange.

          o  See the section entitled
             "Exchanging Shares" for
             more details.

--------------------------------------------------------------------------------
 BY WIRE
--------------------------------------------------------------------------------

[graphic  o  Call New England Funds at       o  Instruct your bank to
omitted]     800-225-5478 to obtain an          transfer funds to State
             account number and wire            Street Bank & Trust
             transfer instructions. Your        Company, ABA# 011000028,
             bank may charge you for            DDA# 99011538.
             such a transfer.
                                             o  Specify the Fund name, your
                                                class of shares, your
                                                account number and the
                                                registered account name(s).
                                                Your bank may charge you
                                                for such a transfer.

--------------------------------------------------------------------------------
AUTOMATIC INVESTING THROUGH INVESTMENT BUILDER
--------------------------------------------------------------------------------

[graphic  o  Indicate on your                o  Please call New England
omitted]     application that you would         Funds at 800-225-5478 for a
             like to begin an automatic         Service Options Form. A
             investment plan through            signature guarantee may be
             Investment Builder and the         required to add this
             amount of the monthly              privilege.
             investment ($100 minimum).
                                             o  See the section entitled
          o  Send a check marked "Void"         "Additional Investor
             or a deposit slip from your        Services."
             bank account along with
             your application.

--------------------------------------------------------------------------------
THROUGH AUTOMATED CLEARING HOUSE ("ACH")
--------------------------------------------------------------------------------

[graphic  o  Ask your bank or credit         o  Call New England Funds at
omitted]     union whether it is a              800-225-5478 to add shares
             member of the ACH system.          to your account through
                                                ACH.
          o  Complete the "Telephone
             Withdrawal and Exchange"        o  If you have not signed up
             and "Bank Information"             for the ACH system, please
             sections on your account           call New England Funds for
             application.                       a Service Options Form. A
                                                signature guarantee may be
          o  Mail your completed                required to add this
             application to New England         privilege.
             Funds, P.O. Box 8551,
             Boston, MA 02266-8551.

                                                Fund Services
                                                -------------
                                                SELLING SHARES [graphic omitted]

                       TO SELL SOME OR ALL OF YOUR SHARES

Certain restrictions may apply. See section entitled "Restrictions on Buying, Selling and Exchanging Shares."

--------------------------------------------------------------------------------
THROUGH YOUR INVESTMENT DEALER
--------------------------------------------------------------------------------

                   o  Call your investment dealer for information.

--------------------------------------------------------------------------------
BY MAIL
--------------------------------------------------------------------------------

[graphic omitted]  o  Write a letter to request a redemption specifying the name of the Fund, the class of shares, your account number, the exact registered account name(s), the number of shares or the dollar amount to be redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section entitled "Selling Shares in Writing."

                   o The request must be signed by all of the owners of the shares including the capacity in which they are signing, if appropriate.

                   o Mail your request to New England Funds, P.O. Box 8551, Boston, MA 02266-8551.

                   o Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter. If you choose to have your proceeds delivered by mail, they will generally be mailed to you on the business day after the request is received. You may also choose to redeem by wire or through ACH (see below).

--------------------------------------------------------------------------------
BY EXCHANGE
--------------------------------------------------------------------------------

[graphic omitted]  o  Obtain a current prospectus for the Fund into which you are exchanging by calling your investment dealer or New England Funds at 800-225-5478.

                   o  Call New England Funds to request an exchange.

                   o See the section entitled "Exchanging Shares" for more details.

--------------------------------------------------------------------------------
BY WIRE
--------------------------------------------------------------------------------

[graphic omitted]  o  Fill out the "Telephone Withdrawal and Exchange" and "Bank
                      Information" sections on your account application.

                   o Call New England Funds at 800-225-5478 or indicate in your redemption request letter (see above) that you wish to have your proceeds wired to your bank.

                   o Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee (currently $5.00) will be deducted from the proceeds.

--------------------------------------------------------------------------------
THROUGH AUTOMATED CLEARING HOUSE ("ACH")
--------------------------------------------------------------------------------

[graphic omitted]  o  Ask your bank or credit union whether it is a member of the ACH system.

                   o  Complete the "Telephone Withdrawal and
                      Exchange" and "Bank Information" sections on your account application.

                   o If you have not signed up for the ACH system on your application, please call New England Funds at 800-225-5478 for a Service Options Form.

                   o Call New England Funds to request a redemption through this system.

                   o Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.

--------------------------------------------------------------------------------
BY SYSTEMATIC WITHDRAWAL PLAN
--------------------------------------------------------------------------------

[graphic omitted]  o  Please refer to the section entitled "Additional Investor
                      Services" or call New England Funds at 800-225-5478 or your financial representative for information.

                   o Because withdrawal payments may have tax consequences, you should consult your tax adviser before establishing such a plan.

--------------------------------------------------------------------------------
BY TELEPHONE
--------------------------------------------------------------------------------

[graphic omitted]  o  You may receive your proceeds by mail, by wire or through
                      ACH (see above).

                   o Call New England Funds at 800-225-5478 to choose the method you wish to use to redeem your shares.

                  Fund Services
                  ---------------
[graphic omitted] SELLING SHARES IN WRITING

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations we also may require a signature guarantee or additional documentation.

A signature guarantee protects you against fraudulent orders and is necessary if:

o  your address of record has been changed within the past 30 days;

o you are selling more than $100,000 worth of shares and you are requesting the proceeds by check; or

o a proceeds check for any amount is mailed to an address other than the address of record or not payable to the registered owner(s).

   A notary public cannot provide a signature guarantee. A signature guarantee can be obtained from one of the following sources:

o  a financial representative or securities dealer;

o  a federal savings bank, cooperative or other type of bank;

o  a savings and loan or other thrift institution;

o  a credit union; or

o  a securities exchange or clearing agency.

The following table shows some situations in which additional documentation may be necessary. Please call your financial representative or New England Funds regarding requirements for other account types.

--------------------------------------------------------------------------------
 SELLER (ACCOUNT TYPE)                       REQUIREMENTS FOR WRITTEN REQUESTS
--------------------------------------------------------------------------------

INDIVIDUAL, JOINT, SOLE PROPRIETORSHIP,      o  The signatures on the letter
 UGMA/UTMA (MINOR ACCOUNTS)                     must include all persons
                                                authorized to sign, including
                                                title, if applicable.

                                             o  Signature guarantee, if
                                                applicable (see above).

CORPORATE OR ASSOCIATION ACCOUNTS            o  The signatures on the letter
                                                must include all persons
                                                authorized to sign, including
                                                title.

OWNERS OR TRUSTEES OF                        o  The signature on the letter must
TRUST ACCOUNTS                                  include all trustees authorized
                                                to sign, including title.

                                             o  If the names of the trustees are
                                                not registered on the account,
                                                please provide a copy of the
                                                trust document certified within
                                                the past 60 days.

                                             o  Signature guarantee, if
                                                applicable (see above).

JOINT TENANCY WHOSE                          o  The signatures on the letter
CO-TENANTS ARE DECEASED                         must include all surviving
                                                tenants of the account.

                                             o  Copy of the death certificate.

                                             o  Signature guarantee if proceeds
                                                check is issued to other than
                                                the surviving tenants.

POWER OF ATTORNEY (POA)                      o  The signatures on the letter
                                                must include the
                                                attorney-in-fact, indicating
                                                such title.

                                             o  A signature guarantee.

                                             o  Certified copy of the POA
                                                document stating it is still in
                                                full force and effect,
                                                specifying the exact Fund and
                                                account number, and certified
                                                within 30 days of receipt of
                                                instructions.*

QUALIFIED RETIREMENT BENEFIT PLANS (EXCEPT   o  The signature on the letter must
NEW ENGLAND FUNDS PROTOTYPE DOCUMENTS)          include all signatures of those
                                                authorized to sign, including
                                                title.

                                             o  Signature guarantee, if
                                                applicable (see above).

EXECUTORS OF ESTATES, ADMINISTRATORS,        o  The signature on the letter must
GUARDIANS, CONSERVATORS                         include those authorized to
                                                sign, including capacity.

                                             o  A signature guarantee.

                                             o  Certified copy of court document
                                                where signer derives authority,
                                                e.g.: Letters of Administration,
                                                Conservatorship, Letters
                                                Testamentary.*


INDIVIDUAL RETIREMENT ACCOUNTS (IRAS)        o  Additional documentation and
                                                distribution forms are required.

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

                                                 Fund Services
                                                 -------------
                                             EXCHANGING SHARES [graphic omitted]

In general, you may exchange shares of your Fund for shares of the same class of another New England Fund without paying a sales charge or a CDSC (see the sections entitled "Buying Shares" and "Selling Shares"). An exchange must be for a minimum of $1,000 (or the total net asset value of your account, whichever is less), or $100 if made under the Automatic Exchange Plan (see the section entitled "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the New England Fund or Money Market Fund into which you are exchanging. The exchange privilege may be exercised only in those states where shares of the Funds may be legally sold. For federal income tax purposes an exchange of Fund shares for shares of another New England Fund or Money Market Fund is treated as a sale on which a gain or loss may be recognized. Please refer to the Statement of Additional Information (the "SAI") for more detailed information on exchanging Fund shares.

RESTRICTIONS ON BUYING, SELLING AND EXCHANGING SHARES

----------------------------------
PURCHASE AND EXCHANGE RESTRICTIONS
----------------------------------

Although the Funds do not anticipate doing so, they reserve the right to suspend or change the terms of purchasing or exchanging shares. The Funds and the Distributor reserve the right to refuse or limit any purchase or exchange order by a particular purchaser (or group of related purchasers) if the transaction is deemed harmful to the best interest of the Fund's other shareholders or would disrupt the management of the Fund. The Funds and the Distributor reserve the right to restrict purchases and exchanges for the accounts of "market timers" by limiting the transaction to a maximum dollar amount. An account will be deemed to be one of a market timer if: (i) more than two exchange purchases of a given Fund are made for the account in a calendar quarter or (ii) the account makes one or more exchange purchases of a given Fund in a calendar quarter in an aggregate amount in excess of 1% of the Fund's total net assets.

----------------------------------
SELLING RESTRICTIONS
----------------------------------

The table below describes restrictions placed on selling shares of any Fund described in this prospectus:

--------------------------------------------------------------------------------
RESTRICTION                                   SITUATION
--------------------------------------------------------------------------------
The Fund may suspend the right of redemption  o When the Exchange is closed
or postpone payment for more than 7 days:       (other than a weekend/holiday)

                                              o During an emergency

                                              o Any other period permitted by
                                                the SEC

The Fund reserves the right to suspend        o With a notice of a dispute
account services or refuse transaction          between registered owners
requests:
                                              o With suspicion/evidence of a
                                                fraudulent act

The Fund may pay the redemption price in      o When it is detrimental for a
whole or part by a distribution in kind of      Fund to make cash payments as
readily marketable securities in lieu of        determined in the sole
cash or may take up to 7 days to pay a          discretion of the adviser or
redemption request in order to raise            subadviser
capital:

The Fund may close your account and send you  o When the fund account falls
the proceeds. You will have 60 days after       below a set minimum (currently
being notified of the Fund's intention to       $1,000 as set by the Funds'
close your account to increase the account      Board of Trustees)
to the set minimum. This does not apply to certain qualified retirement plans, automatic investment plans or accounts that have fallen below the minimum solely because of fluctuations in a Fund's net asset value per share:

The Fund may withhold redemption proceeds     o When redemptions are made within
until the check or funds have cleared:          10 calendar days of purchase by
                                                check or ACH of the shares being
                                                redeemed




Telephone redemptions are not accepted for tax-qualified retirement accounts.

If you hold certificates representing your shares, they must be sent with your request for it to be honored.

The Funds recommend that certificates be sent by registered mail.

                  Fund Services
                  --------------
[graphic omitted] HOW FUND SHARES ARE PRICED

"Net asset value" is the price of one share of a Fund without a sales charge, and is calculated each business day using this formula:

-----------------------------------------------------------------------------------------
                   TOTAL MARKET VALUE OF SECURITIES + CASH AND OTHER ASSETS - LIABILITIES
NET ASSET VALUE =  ----------------------------------------------------------------------
                                    NUMBER OF OUTSTANDING SHARES
-----------------------------------------------------------------------------------------

The net asset value is determined according to this schedule:

o A share's net asset value of Fund shares is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time.

o The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated after your order is received "in good order" by State Street Bank and Trust Company, the Fund's custodian (plus or minus applicable sales charges as described earlier in this Prospectus).

o Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.

o A Fund heavily invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.

* Under limited circumstances, the Distributor may enter into a contractual agreement where it may accept orders after 5:00pm but not later than 8:00pm


Generally, during times of substantial economic or market change it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in "Buying Shares" and "Selling Shares."

Generally, Fund securities are valued as follows:

o EQUITY SECURITIES -- most recent sales or quoted bid price as provided by a pricing service.

o DEBT SECURITIES (OTHER THAN SHORT-TERM OBLIGATIONS) -- based upon pricing service valuations.

o SHORT-TERM OBLIGATIONS (REMAINING MATURITY OF LESS THAN 60 DAYS) -- amortized cost (which approximates market value).

o SECURITIES TRADED ON FOREIGN EXCHANGES -- most recent sale/bid price as provided by a pricing service, unless an occurrence after the close of the exchange will materially affect its value. In that case, it is given fair value as determined by or under the direction of the Funds' Board of Trustees at the close of regular trading on the Exchange.

o  OPTIONS -- last sale price, or if not available, last offering price.

o FUTURES -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or under the direction of the Funds' Board of Trustees.

o ALL OTHER SECURITIES -- fair market value as determined by the adviser or subadviser of a Fund under the direction of the Funds' Board of Trustees.

The effect of fair value pricing as described above for "Securities traded on foreign exchanges" and "All other securities" is that securities may not be priced on the basis of quotations from the primary market in which they are traded but rather, may be priced by another method that the Funds' Board of Trustees believes accurately reflects fair value.

                                                Fund Services
                                                -------------
                                   DIVIDENDS AND DISTRIBUTIONS [graphic omitted]

The Funds generally distribute most or all of their net investment income (other than capital gains) in the form of dividends. Each Fund expects to distribute dividends on an annual basis. Each Fund distributes all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. Each Fund's Board of Trustees may adopt a different schedule as long as payments are made at least annually.

Depending on your investment goals and priorities, you may choose to:

o Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another New England Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section entitled "Additional Investor Services."

o Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Fund or in the same class of another New England Fund.

o  Receive all distributions in cash.

Unless you select one of the above options, distributions will automatically be reinvested in shares of the same class of the Fund at net asset value.

For more information or to change your distribution option, contact New England Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from a non-retirement plan Fund, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. Be sure to keep the 1099 as a permanent record. A fee may be charged for any duplicate information requested.

TAX CONSEQUENCES

Each Fund intends to meet all requirements of the Internal Revenue Code necessary to qualify as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.

Fund distributions paid to you either in cash or reinvested in additional shares are generally taxable to you either as ordinary income or as capital gains. Distributions derived from short-term capital gains or investment income are generally taxable at ordinary income rates. If you are a corporation investing in a Fund, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. Distributions of gains from investments that a Fund owned for more than one year that are designated by a Fund as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Fund shares.

An exchange of shares for shares of another New England Fund or Money Market Fund is treated as a sale, and any resulting gain or loss may be subject to federal income tax. If you purchase shares of a Fund shortly before it declares a capital gain distribution or a dividend, a portion of the purchase price may be returned to you as a taxable distribution.

You should consult your tax adviser about any federal, state and local taxes that may apply to the distributions you receive. Shareholders of the Star Worldwide Fund should also consult their tax advisers about consequences of their investments under foreign laws.

                  Fund Services
                  ---------------
[graphic omitted] COMPENSATION TO SECURITIES DEALERS

As part of their business strategies, the Funds pay securities dealers that sell a Fund's shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees of a plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940). The sales charges are detailed in the section entitled "How Sales Charges Are Calculated." Each class of Fund shares pays an annual service fee of 0.25% of its average daily net assets. In addition to this service fee, Class B shares pay an annual distribution fee of 0.75% of their average daily net assets for 8 years (at which time they automatically convert into Class A shares). Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Fund's assets on an ongoing basis, over time these fees for Class B and Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.

The Distributor may, at its expense, pay concessions in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor relating to increasing net sales of shares of New England Funds over prior periods, and certain other factors. See the SAI for more details.

                                                 Fund Services
                                                 -------------
                                  ADDITIONAL INVESTOR SERVICES [graphic omitted]

RETIREMENT PLANS

New England Funds offers a range of retirement plans, including IRAs, SEPs, SARSEPs, SIMPLEs, 401(k) plans, 403(b) plans and other pension and profit sharing plans. Refer to the section entitled "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

INVESTMENT BUILDER PROGRAM

This is New England Funds' automatic investment plan. You may authorize automatic monthly transfers of $100 or more from your bank checking or savings account to purchase shares of one or more New England Funds. To join the Investment Builder Program, please refer to the section entitled "Buying Shares."

DIVIDEND DIVERSIFICATION PROGRAM

This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another New England Fund or the Money Market Funds, subject to the eligibility requirements of that other Fund and to state securities law requirements. Shares will be purchased at the selected Fund's net asset value without a sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other New England Fund or Money Market Fund, please read its Prospectus carefully.

AUTOMATIC EXCHANGE PLAN

New England Funds has an automatic exchange plan under which shares of a class of a Fund are automatically exchanged each month for shares of the same class of other New England Funds or Money Market Funds. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please refer to the SAI for more information on the Automatic Exchange Plan.

SYSTEMATIC WITHDRAWAL PLAN

This plan allows you to redeem shares and receive payments from your Fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan are not subject to a CDSC. However, the amount or percentage that you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Fund account based upon the value of your Fund account on the day you establish your plan. To establish a Systematic Withdrawal Plan, please refer to the section entitled "Selling Shares."

NEW ENGLAND FUNDS PERSONAL ACCESS LINE(TM) ("PAL")

This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, press 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Fund prices and recent performance. You may also use PAL to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

NEW ENGLAND FUNDS WEB SITE

Visit us at www.mutualfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go on line to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

[graphic omitted] Fund Performance
                  ----------------

The financial highlights tables are intended to help you understand each Fund's financial performance since they began operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, independent accountants, whose report, along with each Fund's financial statements, are included in the SAI, which is available upon request.

NEW ENGLAND STAR SMALL CAP FUND
                                                 CLASS A                    CLASS B                       CLASS C
                                                YEAR ENDED                 YEAR ENDED                    YEAR ENDED
                                                DECEMBER 31,               DECEMBER 31,                  DECEMBER 31,
                                            1997          1998           1997         1998           1997        1998
Net Asset Value,
   Beginning of the Year (a)             $    12.50    $    15.37    $    12.50    $    15.26    $    12.50    $    15.26
                                         ----------    ----------    ----------    ----------    ----------    ----------

INCOME (LOSS) FROM INVESTMENT
  OPERATIONS
Net Investment Income (Loss) (b)              (0.20)        (0.23)        (0.30)        (0.33)        (0.30)        (0.33)
Net Realized and Unrealized Gain
  on  Investments                              3.55          0.54          3.54          0.52          3.54          0.52
                                         ----------    ----------    ----------    ----------    ----------    ----------
Total from Investment Operations               3.35          0.31          3.24          0.19          3.24          0.19
                                         ----------    ----------    ----------    ----------    ----------    ----------

LESS DISTRIBUTIONS
Distributions from Net Realized
   Capital Gains                              (0.48)        (0.02)        (0.48)        (0.02)        (0.48)        (0.02)
                                         ----------    ----------    ----------    ----------    ----------    ----------
Total Distributions                           (0.48)        (0.02)        (0.48)        (0.02)        (0.48)        (0.02)
                                         ----------    ----------    ----------    ----------    ----------    ----------

Net Asset Value, End of Year             $    15.37    $    15.66    $    15.26    $    15.43    $    15.26    $    15.43
                                         ==========    ==========    ==========    ==========    ==========    ==========

TOTAL RETURN (%)(c)                            27.0           2.1          26.1           1.3          26.1           1.3


RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets (%)                   2.20          2.07          2.95          2.82          2.95          2.82
 Ratio of Net Investment Income (Loss)
   to Average Net Assets (%)                  (1.44)        (1.52)        (2.19)        (2.27)        (2.19)        (2.27)
 Portfolio Turnover Rate (%)                    140           182           140           182           140           182
 Net Assets, End of Year (000)           $   52,066    $   56,161    $   52,616    $   61,409    $   13,970    $   15,412

(a) Commencement of operations December 31, 1996.
(b) Per share net investment loss has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

[graphic omitted] Fund Performance
                  ----------------

NEW ENGLAND STAR ADVISERS FUND

                                                                            CLASS A
                                     JULY 7 (A)
                                        THROUGH
                                        DEC. 31,                             YEAR ENDED DECEMBER 31,
                                         1994             1995               1996               1997            1998

Net Asset Value, Beginning
   of the Period                      $     12.50      $     13.25       $     16.78       $     18.18       $     18.17
                                      -----------      -----------       -----------       -----------       -----------

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                 0.05             0.00(e)          (0.06)(e)         (0.02)(e)         (0.05)(e)
Net Realized and Unrealized
   Gain on  Investments                      0.75             4.52              3.17              3.62              3.28
                                      -----------      -----------       -----------       -----------       -----------
Total from Investment Operations             0.80             4.52              3.11              3.60              3.23
                                      -----------      -----------       -----------       -----------       -----------

LESS DISTRIBUTIONS
Distributions from Net
  Investment Income                         (0.05)            0.00              0.00              0.00              0.00
Distributions from Net
  Realized Capital  Gains                    0.00            (0.99)            (1.71)            (3.61)            (1.38)
                                      -----------      -----------       -----------       -----------       -----------
Total Distributions                         (0.05)           (0.99)            (1.71)            (3.61)            (1.38)
                                      -----------      -----------       -----------       -----------       -----------

Net Asset Value, End of Period        $     13.25      $     16.78       $     18.18       $     18.17       $     20.02
                                      ===========      ===========       ===========       ===========       ===========

TOTAL RETURN (%)(c)                           6.4             34.4              19.0              20.2              19.3

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets (%) (d)             1.94(b)          1.82              1.68              1.66              1.62

Ratio of Net Investment
  Income  to Average Net Assets (%)          1.06(b)         (0.33)            (0.36)            (0.14)            (0.24)
Portfolio Turnover Rate (%)                   100              142               127               168               101
Net Assets, End of Period (000)       $    91,218      $   223,596       $   348,573       $   416,938       $   443,165

                                                                             CLASS B
                                           JULY 7 (A)
                                            THROUGH
                                            DEC. 31,                    YEAR ENDED DECEMBER 31,
                                             1994             1995            1996             1997             1998

Net Asset Value, Beginning
   of the Period                         $     12.50      $     13.23    $     16.63       $     17.86       $     17.63
                                         -----------      -----------    -----------       -----------       -----------

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                    0.02             0.00          (0.20)(e)         (0.17)(e)         (0.18)(e)
Net Realized and Unrealized
   Gain on  Investments                         0.73             4.39           3.14              3.55              3.16
                                         -----------      -----------    -----------       -----------       -----------
Total from Investment Operations                0.75             4.39           2.94              3.38              2.98
                                         -----------      -----------    -----------       -----------       -----------

LESS DISTRIBUTIONS
Distributions from Net
  Investment Income                            (0.02)            0.00           0.00              0.00              0.00
Distributions from Net
  Realized Capital  Gains                       0.00            (0.99)         (1.71)            (3.61)            (1.38)
                                         -----------      -----------    -----------       -----------       -----------
Total Distributions                            (0.02)           (0.99)         (1.71)            (3.61)            (1.38)
                                         -----------      -----------    -----------       -----------       -----------

Net Asset Value, End of Period           $     13.23      $     16.63    $     17.86       $     17.63       $     19.23
                                         ===========      ===========    ===========       ===========       ===========

TOTAL RETURN (%)(c)                              6.0             33.4           18.1              19.3              18.4

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets (%) (d)                2.69(b)          2.57           2.43              2.41              2.37

Ratio of Net Investment
Income  to Average Net Assets (%)               0.31(b)         (1.08)         (1.11)            (0.89)            (0.99)
Portfolio Turnover Rate (%)                      100              142            127               168               101
Net Assets, End of Period (000)          $    72,889      $   220,017    $   366,314       $   462,034       $   508,937


                                                                        CLASS C
                                         JULY 7 (A)
                                          THROUGH
                                          DEC. 31,                YEAR ENDED DECEMBER 31,
                                           1994              1995         1996             1997              1998

Net Asset Value, Beginning
   of the Period                       $     12.50      $     13.24   $     16.65      $     17.87      $     17.64
                                       -----------      -----------   -----------      -----------      -----------

INCOME FROM INVESTMENT OPERATIONS

Net Investment Income (Loss)                  0.02             0.00         (0.20)(e)        (0.17)(e)        (0.18)(e)
Net Realized and Unrealized
   Gain on  Investments                       0.74             4.40          3.13             3.55             3.17
                                       -----------      -----------   -----------      -----------      -----------
Total from Investment Operations              0.76             4.40          2.93             3.38             2.99
                                       -----------      -----------   -----------      -----------      -----------

LESS DISTRIBUTIONS
Distributions from Net
  Investment Income                          (0.02)            0.00          0.00             0.00             0.00
Distributions from Net
  Realized Capital  Gains                     0.00            (0.99)        (1.71)           (3.61)           (1.38)
                                       -----------      -----------   -----------      -----------      -----------
 Total Distributions                         (0.02)           (0.99)        (1.71)           (3.61)           (1.38)
                                       -----------      -----------   -----------      -----------      -----------

 Net Asset Value, End of Period        $     13.24      $     16.65   $     17.87      $     17.64      $     19.25
                                       ===========      ===========   ===========      ===========      ===========

TOTAL RETURN (%)(c)                            6.0             33.4          18.0             19.3             18.5

RATIOS/SUPPLEMENTAL DATA
Ratio of Operating Expenses
   to Average Net Assets (%) (d)              2.69(b)          2.57          2.43             2.41             2.37

Ratio of Net Investment
Income  to Average Net Assets (%)      (0.99) 0.31            (1.08)        (1.11)           (0.89)           (0.99)
Portfolio Turnover Rate (%)                    100              142           127              168              101
Net Assets, End of Period (000)        $    20,096      $    45,672   $    80,312      $    94,412      $    97,849


(a) Commencement of operations

(b) Computed on an annualized basis

(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations. Periods of less than one year are not annualized.

(d) The ratio of operating expenses to average net assets for Class A, B and C shares without giving effect to the voluntary fee wavier in effect through December 31, 1994 would have been 1.98%, 2.75% and 2.75%, respectively, for period ended December 31, 1994.

(e) Per share net investment loss has been calculated using the average shares outstanding during the year.

                   Fund Performance
                   -----------------
[graphic omitted]  NEW ENGLAND STAR WORLDWIDE FUND

                                                            CLASS A                                     CLASS B
                                                      YEAR ENDED DECEMBER 31,                      YEAR ENDED DECEMBER 31,
                                                 1996         1997           1998          1996          1997           1998

 Net Asset Value, Beginning of Period (a)   $     12.50   $     14.40    $     15.46   $     12.50   $     14.30    $     15.23
                                            -----------   -----------    -----------   -----------   -----------    -----------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss) (b)                 (0.03)        (0.02)          0.01         (0.12)        (0.14)         (0.11)
 Net Realized and Unrealized
  Gain (Loss) on Investments                       2.11          1.88           0.61          2.10          1.87           0.61
                                            -----------   -----------    -----------   -----------   -----------    -----------
 Total from Investment Operations                  2.08          1.86           0.62          1.98          1.73           0.50
                                            -----------   -----------    -----------   -----------   -----------    -----------
 LESS DISTRIBUTIONS
 Distributions from Net Realized
   Capital Gains                                  (0.18)        (0.76)          0.00         (0.18)        (0.76)          0.00
 Distributions from Paid-in Capital                0.00         (0.04)          0.00          0.00         (0.04)          0.00
                                            -----------   -----------    -----------   -----------   -----------    -----------
 Total Distributions                              (0.18)        (0.80)          0.00         (0.18)        (0.80)          0.00
                                            -----------   -----------    -----------   -----------   -----------    -----------
 Net Asset Value, End of Period             $     14.40   $     15.46    $     16.08   $     14.30   $     15.23    $     15.73
                                            ===========   ===========    ===========   ===========   ===========    ===========

 TOTAL RETURN (%)(c)                               16.7          12.7            4.0          15.9          11.9            3.3

 RATIOS/SUPPLEMENTAL DATA
 Ratio of Operating Expenses
   to Average Net Assets (%)                       2.58          2.07           2.09          3.33          2.82           2.84
 Ratio of Net Investment Income
  (Loss) to Average Net Assets (%)                (0.21)        (0.12)          0.03         (0.96)        (0.87)         (0.72)
 Portfolio Turnover Rate (%)                         57            80             84            57            80             84
Net Assets, End of Period (000)             $    68,509   $   118,381    $   106,763   $    65,367   $   123,467    $   116,305

                                                            CLASS C
                                                       YEAR ENDED DECEMBER 31,
                                                 1996        1997           1998

 Net Asset Value, Beginning of Period (a)   $     12.50   $     14.31   $     15.24
                                            -----------   -----------   -----------
 INCOME FROM INVESTMENT OPERATIONS
 Net Investment Income (Loss) (b)                 (0.12)        (0.13)        (0.11)
 Net Realized and Unrealized
  Gain (Loss) on Investments                       2.11          1.86          0.62
                                            -----------   -----------   -----------
 Total from Investment Operations                  1.99          1.73          0.51
                                            -----------   -----------   -----------
 LESS DISTRIBUTIONS
 Distributions from Net Realized
   Capital Gains                                  (0.18)        (0.76)         0.00
 Distributions from Paid-in Capital                0.00         (0.04)         0.00
                                            -----------   -----------   -----------
 Total Distributions                              (0.18)        (0.80)         0.00
                                            -----------   -----------   -----------
 Net Asset Value, End of Period             $     14.31   $     15.24   $     15.75
                                            ===========   ===========   ===========

 TOTAL RETURN (%)(c)                               15.9          11.8           3.3

 RATIOS/SUPPLEMENTAL DATA
 Ratio of Operating Expenses
   to Average Net Assets (%)                       3.33          2.82          2.84
 Ratio of Net Investment Income
  (Loss) to Average Net Assets (%)                (0.96)        (0.87)        (0.72)
 Portfolio Turnover Rate (%)                         57            80            84
 Net Assets, End of Period (000)            $    17,980   $    26,137   $    23,016


(a) The Fund commenced operations on December 29, 1995.
(b) Per Share net investment income (loss) has been calculated using the average shares outstanding during the year.
(c) A sales charge for Class A shares or a CDSC for Class B and C shares is not reflected in total return calculations.

GLOSSARY OF TERMS

BID PRICE -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

BOTTOM-UP ANALYSIS -- The search for outstanding performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

CAPITAL GAIN DISTRIBUTIONS -- Payments to a Fund's shareholders of profits earned from selling securities in a Fund's portfolio. Capital gain distributions are usually paid once a year.

CREDIT RATING -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as Standard & Poor's Group or Moody's Investors Service, Inc. Bonds with a credit rating of BBB or higher by S&P or Baa or higher by Moody's are generally considered investment grade.

DERIVATIVE -- A financial instrument whose value and performance are based on the value and performance of another Security or financial instrument.

DISCOUNTED PRICE -- The difference between a bond's current market price and its face or redemption value.

DIVERSIFICATION -- The strategy of investing in a wide range of companies or industries to reduce the risk if an individual company or one sector of the market suffers losses.

DIVIDEND YIELD -- The current or estimated annual dividend divided by the market price per share of a security.

DURATION -- A measure of how much a bond's price fluctuates with changes in comparable interest rates.

EARNINGS GROWTH -- A pattern of increasing rate of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

FUNDAMENTAL ANALYSIS -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysts consider past records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, these analysts assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

GROWTH INVESTING -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

INCOME DISTRIBUTIONS -- Payments to shareholders resulting from the net interest or dividend income earned by a Fund's portfolio.

INFLATION -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

INTEREST RATE -- rate of interest charged for the use of money, usually expressed at an annual rate.

MARKET CAPITALIZATION -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium cap companies between $1.5 billion and $5 billion; and small cap companies less than $1.5 billion. These capitalizations figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

MATURITY -- The final date on which the payment of a debt instrument (e.g. bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

NET ASSET VALUE (NAV) -- The market value of one share of a Fund on any given day without a front-end sales charge or CDSC. It is determined by dividing a Fund's total net assets by the number of shares outstanding.

PRICE-TO-EARNINGS RATIO -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. Some firms use the inverse ratio for this calculation (i.e. earnings-to-price ratio).

PRICE-TO-BOOK RATIO -- Current market price of a stock divided by its book value, or net asset value, of the stock.

QUALITATIVE ANALYSIS -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategy.

RETURN ON EQUITY -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

TARGET PRICE -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

TECHNICAL ANALYSIS -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

TOP-DOWN APPROACH -- The method in which an investor first looks at trends in the general economy, and next selects attractive industries and then companies that should benefit from those trends.

TOTAL RETURN -- The change in value of an investment in a Fund over a specific time period expressed as a percentage. Total returns assume all earnings are reinvested in additional shares of a Fund.

VALUE INVESTING -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

VOLATILITY -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

YIELD -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

YIELD-TO-MATURITY -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

NOTES --

IF YOU WOULD LIKE MORE INFORMATION ABOUT THE FUNDS, THE FOLLOWING DOCUMENTS ARE AVAILABLE FREE UPON REQUEST:

   ANNUAL AND SEMIANNUAL REPORTS -- Provide additional information about each
       Fund's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.

       STATEMENT OF ADDITIONAL INFORMATION (SAI) -- Provides more detailed information about the Funds, has been filed with the Securities and Exchange Commission (the "SEC")and is
                 incorporated into this Prospectus by reference.


    TO ORDER A FREE COPY OF A FUND'S ANNUAL OR SEMIANNUAL REPORT OR ITS SAI,
             CONTACT YOUR FINANCIAL REPRESENTATIVE OR THE FUNDS AT:

                             New England Funds, L.P.
                              399 Boylston Street
                          Boston, Massachusetts 02116
                            Telephone: 800-225-5478
                         Internet: www.mutualfunds.com

          Your financial representative or New England Funds will also be happy to answer your questions or to provide any
                  additional information that you may require.


            You can review the Funds' reports and SAIs at the Public Reference Room of the SEC. Text-only copies are available free from the Commission's Web site at: www.sec.gov.

     Copies of these publications are also available for a fee by writing or calling the Public Reference Room of the SEC, Washington, D.C. 20549-6009

                             Telephone: 800-SEC-0330

  New England Funds, L.P., and other firms selling shares of New England Funds are members of the National Association of Securities Dealers, Inc. (NASD).
     As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program.
   The program provides access to information about securities firms and their representatives. Investors may obtain a copy by contacting the NASD at
          800-289-9999 or by visiting their Web site at www.NASDR.com.
--------------------------------------------------------------------------------

                               NEW ENGLAND FUNDS
                                   STAR FUNDS

                        New England Star Small Cap Fund

                         New England Star Advisers Fund

                        New England Star Worldwide Fund

                   (Investment Company Act File No. 811-4323)
--------------------------------------------------------------------------------
                                   XR51-1199